UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21759

Name of Fund: BlackRock Global Dynamic Equity Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive Officer, BlackRock Global Dynamic Equity Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Global Dynamic                                               BLACKROCK
Equity Fund

SEMI-ANNUAL REPORT
APRIL 30, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Global Dynamic Equity Fund

Portfolio Information as of April 30, 2007

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
General Electric .................................................       1.9%
Microsoft Corp. ..................................................       1.4
Reliance Industries Ltd. .........................................       1.4
American International Group, Inc. ...............................       1.2
Union Pacific Corp. ..............................................       1.1
Exxon Mobil Corp. ................................................       1.1
Petroleo Brasileiro SA ...........................................       1.1
Citigroup, Inc. ..................................................       0.9
Pfizer, Inc. .....................................................       0.8
Cisco Systems, Inc. ..............................................       0.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ......................................      11.3%
Insurance ........................................................       9.0
Commercial Banks .................................................       6.3
Pharmaceuticals ..................................................       4.9
Industrial Conglomerates .........................................       4.6
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Breakdown of Equity & Fixed Income                                    Percent of
Securities By Country                                                Net Assets+
--------------------------------------------------------------------------------
United States ....................................................      43.3%*
Japan ............................................................      10.5
United Kingdom ...................................................       5.6
Germany ..........................................................       4.1
France ...........................................................       3.8
South Korea ......................................................       3.6
Brazil ...........................................................       3.3
India ............................................................       3.0
Switzerland ......................................................       2.4
China ............................................................       2.3
Singapore ........................................................       1.9
Italy ............................................................       1.7
Australia ........................................................       1.3
Europe ...........................................................       1.3
Canada ...........................................................       1.2
Hong Kong ........................................................       1.1
Spain ............................................................       1.0
Taiwan ...........................................................       0.9
Ireland ..........................................................       0.7
South Africa .....................................................       0.7
Norway ...........................................................       0.7
Thailand .........................................................       0.6
Vietnam ..........................................................       0.6
Malaysia .........................................................       0.6
Mexico ...........................................................       0.5
Sweden ...........................................................       0.4
Denmark ..........................................................       0.4
Finland ..........................................................       0.3
Netherlands ......................................................       0.3
Israel ...........................................................       0.3
Hungary ..........................................................       0.2
Indonesia ........................................................       0.2
Belgium ..........................................................       0.2
Egypt ............................................................       0.2
Chile ............................................................       0.2
Austria ..........................................................       0.1
Peru .............................................................       0.1
Turkey ...........................................................       0.0**
New Zealand ......................................................       0.0**
--------------------------------------------------------------------------------

*     Includes investments in short-term securities.
**    Holdings are less than 0.1%.
+     Total may not equal 100%.


2       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

A Letter to Shareholders

Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:

Total Returns as of April 30, 2007                                                        6-month        12-month
=================================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                               + 8.60%         +15.24%
-----------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              + 6.86          + 7.83
-----------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                         +15.46          +19.81
-----------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                       + 2.64          + 7.36
-----------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                            + 1.59          + 5.78
-----------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)          + 6.96          +11.72
-----------------------------------------------------------------------------------------------------------------

If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       3

A Discussion With Your Fund's Portfolio Managers

      The Fund provided solid returns for the six-month period, benefiting from favorable stock selection in the United States and an overweight position in Asian equities, as well as strong global equity market performance.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2007, BlackRock Global Dynamic Equity Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +13.10%, +12.96%, +12.51%, +12.50% and +12.66%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6
- 8 of this report to shareholders.) Fund results exceeded the +11.50% return of its Reference Portfolio, which comprises 60% U.S. equities and 40% non-U.S. equities, as represented by the Standard & Poor's 500 (S&P 500) Index and the Financial Times Stock Exchange (FTSE) World Index (ex-U.S.), respectively. Returns for each component of the Reference Portfolio for the six-month period ended April 30, 2007 were +8.60% for the S&P 500 Index and +15.94% for the FTSE World Index (ex-U.S.).

For the same period, the Fund's broad-market benchmark, the FTSE World Index, returned +12.52%, and its comparable Lipper category of Global Multi-Cap Growth Funds posted an average return of +13.45%. (As defined by Lipper, funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one range over an extended period of time.)

Global equity markets continued their ascent during the six-month period, despite a brief sell-off in late February and the increased volatility that followed. Driven by strong earnings, U.S. equities, as measured by the S&P 500 Index, were up 8.60% for the period, while international equities, as measured by the MSCI EAFE Index, returned +15.46%.

European equity markets continued to deliver strong performance, with the MSCI Europe Index returning +18.17%. Merger-and-acquisition (M&A) activity and increased consumer confidence continued to push share prices higher. Within Europe, Spain's IBEX 35 continued to be one of the top-performing markets with a return of +13.17%, while Germany's DAX, representing Europe's largest economy, returned +26.49% with the help of lower unemployment and increased business confidence. Upward revisions to economic growth and higher interest rates helped the euro appreciate more than 7% versus the U.S. dollar, hitting an all-time high in April at $1.3651.

The Pacific region showed continued strength, with the MSCI Pacific Index returning +9.58%. Despite a pullback of almost 9% in late February, the Chinese equity market, as measured by the Shanghai Composite Index, recovered quickly and has since returned approximately 39% from its 2007 low. Japan was a notable laggard for the period, with the Nikkei 225 Index returning +3.96%, as the country attempts to end an era of deflation and lower-than-expected domestic demand. Other notable Pacific markets included Australia's S&P/ASX 300, with a gain of 25.52%, and Singapore's Straits Times Index, which returned +29.14%.

What factors most influenced Fund performance during the period?

The Fund was able to capitalize on favorable equity performance in most developed markets around the world. During the six-month period, the Fund's asset allocation strategy included an underweight position in U.S. equities and an overweight in Asia.

The Fund benefited from a significant overweight exposure to Asian equities, especially in India and Singapore, and effective stock selection in the United States. Successful security selection in the energy and industrials sectors also boosted performance as significant growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources (as per-capita energy consumption rose), and capital investment in energy-related production. Detracting from the Fund's relative results was its overweight position in Japanese stocks, as Japanese equity markets sold off sharply in February and the yen decreased over the six-month period.

What changes were made to the portfolio during the period?

As mentioned, the Fund's Reference Portfolio comprises 60% U.S. equities and 40% non-U.S. equities. Within the portfolio, we increased our total U.S. equity allocation from 36% of net assets to 39%, and decreased our exposure to Japan by 4.6%. The Fund's exposure to the U.S. dollar decreased by 4.5%. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably in Japan and the strong-performing energy sector. We have added to our overweight positions in the materials and industrials sectors as the demand in developing economies for new and improved infrastructure


4       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007
continues to remain robust, and metals consumption continues to rise. We have continued to slowly increase our underweight positions in both the consumer discretionary and financials sectors, since we believe the slowdown in the U.S. housing sector will eventually constrict the sustainability of consumer spending and credit growth in the United States.

How would you characterize the Fund's position at the close of the period?

At April 30, 2007, the Fund was significantly underweight versus the Reference Portfolio in the United States, relatively neutral in Europe and overweight in Asia. From a sector perspective, the Fund ended the period overweight in energy, industrials, materials and telecommunications services, and underweight in consumer discretionary, information technology, financials, health care and consumer staples, with a relatively neutral position in utilities.

With respect to currency exposure, the Fund ended the period with a significant underweighting in the U.S. dollar and overweight positions in the euro and Japanese yen. The Fund also had slight overweight positions in the Brazilian real and several Asian currencies.

The Fund currently is diversified across 35 countries worldwide and has the flexibility to invest across all industry sectors, market capitalizations and equity-like securities, which include convertible and preferred securities. The Fund employs a total return approach as opposed to one that is benchmark-driven. We continue to seek the greatest opportunities that the world's equity markets have to offer, targeting companies that we believe have attractive valuations and superior long-term growth prospects.

Dennis Stattman
Vice President and Senior Portfolio Manager

Dan Chamby
Vice President and Associate Portfolio Manager

Aldo Roldan
Associate Portfolio Manager

May 15, 2007


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Also effective March 1, 2007 the Fund's Class R Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Recent Performance Results

                                                      6-Month              12-Month           Since Inception
As of April 30, 2007                               Total Return          Total Return          Total Return
=============================================================================================================
Institutional Shares*                                 +13.10%               +15.90%                +36.30%
-------------------------------------------------------------------------------------------------------------
Investor A Shares*                                    +12.96                +15.66                 +35.79
-------------------------------------------------------------------------------------------------------------
Investor B Shares*                                    +12.51                +14.73                 +34.24
-------------------------------------------------------------------------------------------------------------
Investor C Shares*                                    +12.50                +14.81                 +34.33
-------------------------------------------------------------------------------------------------------------
Class R Shares*                                       +12.66                +15.15                 +35.10
-------------------------------------------------------------------------------------------------------------
FTSE World Index**                                    +12.52                +17.85                 +36.42
-------------------------------------------------------------------------------------------------------------
FTSE World Index (Ex-U.S.)***                         +15.94                +20.04                 +47.82
-------------------------------------------------------------------------------------------------------------
S&P 500(R) Index****                                  + 8.60                +15.24                 +24.92
-------------------------------------------------------------------------------------------------------------
Reference Portfolio*****                              +11.50                +17.17                 +33.75
-------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/04/05.
** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Since inception total return is from 11/04/05.
*** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States. Since inception total return is from 11/04/05.
**** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/04/05.
***** The Reference Portfolio is an unmanaged index comprised of 60% of the S&P
      500 Index and 40% of the FTSE World Index (Ex-U.S.). Since inception total return is from 11/04/05.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       7

Performance Data (concluded)

Global Dynamic Equity
BlackRock Global Dynamic Equity Fund -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the FTSE World Index, S&P 500 Index, the FTSE World Index (ex-U.S) and The Reference Portfolio. Values are from November 4, 2005 to April 2007:

                                                                                                            FTSE World
            Institutional   Investor A   Investor B   Investor C     Class R    FTSE World     S&P 500           Index    Reference
                 Shares*+     Shares*+     Shares*+     Shares*+    Shares*+       Index++    Index+++   (Ex-U.S.)++++    Portfolio@
11/04/05**        $10,000      $ 9,475      $10,000      $10,000     $10,000       $10,000     $10,000         $10,000     $10,000
4/06              $11,760      $11,124      $11,700      $11,700     $11,732       $11,576     $10,841         $12,314     $11,415
4/07              $13,630      $12,866      $13,024      $13,433     $13,510       $13,642     $12,492         $14,782     $13,375

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in the securities of corporate issuers located in North and South America, Europe, Australia and the Far East.
++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
++++ This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
@ The Reference Portfolio is an unmanaged weighted Index comprised 60% of the S&P 500 Index and 40% of the FTSE World Index (Ex-U.S.).

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 4/30/07                                                +15.90%
--------------------------------------------------------------------------------
Inception (11/04/05)
to 4/30/07                                                            +23.19
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 4/30/07                            +15.66%             + 9.59%
--------------------------------------------------------------------------------
Inception (11/04/05)
to 4/30/07                                        +22.88              +18.49
--------------------------------------------------------------------------------

                                                  Return              Return
                                               Without CDSC        With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 4/30/07                            +14.73%             +10.23%
--------------------------------------------------------------------------------
Inception (11/04/05)
to 4/30/07                                        +21.93              +19.47
--------------------------------------------------------------------------------

                                                  Return              Return
                                               Without CDSC        With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 4/30/07                            +14.81%             +13.81%
--------------------------------------------------------------------------------
Inception (11/04/05)
to 4/30/07                                        +21.99              +21.99
--------------------------------------------------------------------------------

                                                                      Return
================================================================================
Class R Shares
================================================================================
One Year Ended 4/30/07                                                +15.15%
--------------------------------------------------------------------------------
Inception (11/04/05)
to 4/30/07                                                            +22.46
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


8       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2006 and held through April 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                            Expenses Paid
                                                                                          Ending             During the
                                                                   Beginning           Account Value       Period Ended++
                                                                Account Value+        April 30, 2007       April 30, 2007*
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                       $1,000               $1,131.00             $ 5.86
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                          $1,000               $1,129.60             $ 7.18
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                          $1,000               $1,125.10             $11.28
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                          $1,000               $1,125.00             $11.22
--------------------------------------------------------------------------------------------------------------------------
Class R                                                             $1,000               $1,058.10             $ 3.13
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                       $1,000               $1,019.30             $ 5.56
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                          $1,000               $1,018.06             $ 6.81
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                          $1,000               $1,014.19             $10.69
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                          $1,000               $1,014.24             $10.64
--------------------------------------------------------------------------------------------------------------------------
Class R                                                             $1,000               $1,005.36             $ 3.05
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Institutional, 1.36% for Investor A, 2.14% for Investor B, 2.13% for Investor C and 1.82% for Class R), multiplied by the average account value over the period, multiplied by 181/365 for Institutional, Investor A, Investor B and Investor C Shares to reflect the one-half year period shown and 61/365 for Class R Shares (to reflect the actual number of days since inception).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B and Investor C Shares and the actual days since inception for Class R Shares divided by 365.
+ November 1, 2006 for Institutional, Investor A, Investor B and Investor C Shares and March 1, 2007 (commencement of operations) for Class R Shares.
++ The period represents the six months ended April 30, 2007 for Institutional, Investor A, Investor B and Investor C Shares and from March 1, 2007 to April 30, 2007 for Class R Shares.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       9

Schedule of Investments as of April 30, 2007 (Unaudited)       (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
Australia -- 1.3%
            Beverages -- 0.0%
            Coca-Cola Amatil Ltd.                       19,300     $     151,634
--------------------------------------------------------------------------------
            Capital Markets -- 0.3%
            Macquarie Bank Ltd.                         46,600         3,339,247
--------------------------------------------------------------------------------
            Metals & Mining -- 0.5%
            BHP Billiton Ltd.                          122,500         2,990,761
            Newcrest Mining Ltd.                        13,200           254,820
            Rio Tinto Ltd.                              33,700         2,301,493
            Zinifex Ltd.                                18,300           249,940
                                                                   -------------
                                                                       5,797,014
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.1%
            Woodside Petroleum Ltd.                     42,100         1,368,871
--------------------------------------------------------------------------------
            Paper & Forest Products -- 0.0%
            Great Southern Plantations Ltd.             43,600            73,490
--------------------------------------------------------------------------------
            Transportation
            Infrastructure -- 0.4%
            Macquarie Airports Group                   312,000         1,027,829
            Macquarie Infrastructure Group             930,600         2,916,416
            Transurban Group                           183,667         1,224,929
                                                                   -------------
                                                                       5,169,174
--------------------------------------------------------------------------------
            Total Common Stocks in Australia                          15,899,430
================================================================================
Austria -- 0.1%
            Diversified Telecommunication
            Services -- 0.1%
            Telekom Austria AG                          33,600           950,249
--------------------------------------------------------------------------------
            Total Common Stocks in Austria                               950,249
================================================================================
Belgium -- 0.2%
            Leisure Equipment &
            Products -- 0.2%
            AGFA-Gevaert NV                             91,585         2,214,759
--------------------------------------------------------------------------------
            Total Common Stocks in Belgium                             2,214,759
================================================================================
Brazil -- 2.6%
            Commercial Banks -- 0.0%
            Uniao de Bancos Brasileiros SA (b)           2,300           223,238
--------------------------------------------------------------------------------
            Construction &
            Engineering -- 0.0%
            Obrascon Huarte Lain Brasil SA              16,200           249,249
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.3%
            Tele Norte Leste Participacoes SA           90,137         2,995,543
--------------------------------------------------------------------------------
            Electric Utilities -- 0.0%
            Cia Energetica de Minas Gerais (b)           3,900           202,293
--------------------------------------------------------------------------------
            Food & Staples Retailing -- 0.0%
            Cia Brasileira de Distribuicao Grupo
              Pao de Acucar                          4,163,000           131,176
--------------------------------------------------------------------------------
            Food Products -- 0.1%
            Cosan SA Industria e Comercio (a)           52,000         1,001,034
--------------------------------------------------------------------------------
            Household Durables -- 0.0%
            Gafisa SA                                   35,800           504,454
--------------------------------------------------------------------------------
            Leisure Equipment &
            Products -- 0.0%
            Localiza Rent A Car SA                      22,500           230,971
--------------------------------------------------------------------------------
            Metals & Mining -- 0.7%
            Companhia Vale do Rio Doce
              (Common Shares) (b)                      124,800         5,068,128
            Companhia Vale do Rio Doce
              (Preference `A' Shares) (b)               63,200         2,160,808
            Usinas Siderurgicas de Minas Gerais SA
              (Preference `A' Shares)                    8,100           384,841
                                                                   -------------
                                                                       7,613,777
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 1.3%
            Petroleo Brasileiro SA (b)                 162,800        14,800,045
--------------------------------------------------------------------------------
            Road & Rail -- 0.0%
            All America Latina Logistica SA             37,000           437,202
--------------------------------------------------------------------------------
            Software -- 0.0%
            Datasul                                     29,400           330,752
--------------------------------------------------------------------------------
            Water Utilities -- 0.0%
            Companhia de Saneamento de
              Minas Gerais                              17,000           218,453
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.2%
            Vivo Participacoes SA (b)(h)               394,500         1,798,920
--------------------------------------------------------------------------------
            Total Common Stocks in Brazil                             30,737,107
================================================================================
Canada -- 1.2%
            Communications
            Equipment -- 0.1%
            Nortel Networks Corp. (a)                   78,800         1,802,944
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.0%
            BCE, Inc.                                      700            23,625
--------------------------------------------------------------------------------
            Food Products -- 0.1%
            Saskatchewan Wheat Pool (a)                 95,500           714,163
--------------------------------------------------------------------------------
            Insurance -- 0.0%
            Sun Life Financial, Inc.                       300            14,205
--------------------------------------------------------------------------------
            Metals & Mining -- 0.5%
            Alamos Gold, Inc. (a)                       56,900           341,943
            Barrick Gold Corp.                           7,497           210,741
            Kinross Gold Corp. (a)                     323,321         4,302,597
            Kinross Gold Corp. (a)                      38,561           514,010
            Peak Gold Ltd. (a)                         341,000           242,716
                                                                   -------------
                                                                       5,612,007
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.3%
            Canadian Natural Resources Ltd.             14,300           852,423
            Petro-Canada Inc.                           23,300         1,035,999
            Suncor Energy, Inc. (b)                     24,200         1,948,100
                                                                   -------------
                                                                       3,836,522
--------------------------------------------------------------------------------
            Road & Rail -- 0.2%
            Canadian Pacific Railway Ltd.               14,500           918,285
            Canadian Pacific Railway Ltd. (USD)         28,500         1,810,320
                                                                   -------------
                                                                       2,728,605
--------------------------------------------------------------------------------
            Total Common Stocks in Canada                             14,732,071
================================================================================


10       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
Chile -- 0.2%
            Commercial Banks -- 0.2%
            Banco Santander Chile SA (b)                36,200     $   1,788,280
--------------------------------------------------------------------------------
            Electric Utilities -- 0.0%
            Enersis SA (b)                               8,900           168,566
--------------------------------------------------------------------------------
            Total Common Stocks in Chile                               1,956,846
================================================================================
China -- 2.1%
            Automobiles -- 0.0%
            Denway Motors Ltd.                         161,500            64,217
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.0%
            China Communications Services
              Corp. Ltd. (a)                            40,000            24,954
--------------------------------------------------------------------------------
            Electrical Equipment -- 0.0%
            Shanghai Electric Group Corp.              398,000           170,849
--------------------------------------------------------------------------------
            Food Products -- 0.2%
            Chaoda Modern Agriculture
              Holdings Ltd.                          2,638,000         2,179,029
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 0.9%
            Beijing Enterprises Holdings Ltd.        3,377,300         8,718,753
            Shanghai Industrial Holdings Ltd.           77,700           203,311
            Tianjin Development Holdings Ltd.        1,315,900         1,090,857
                                                                   -------------
                                                                      10,012,921
--------------------------------------------------------------------------------
            Insurance -- 0.0%
            China Life Insurance Co. Ltd. (b)            5,599           259,458
            Ping An Insurance Group Co. of
              China Ltd.                                32,200           170,247
                                                                   -------------
                                                                         429,705
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.9%
            China Shenhua Energy Co. Ltd. Class H    2,592,200         6,405,942
            Yanzhou Coal Mining Co. Ltd.             3,768,500         3,855,670
                                                                   -------------
                                                                      10,261,612
--------------------------------------------------------------------------------
            Transportation
            Infrastructure -- 0.1%
            Hainan Meilan International Airport
              Co., Ltd. (a)                             93,400            51,196
            Jiangsu Express                            524,000           444,610
            Xiamen International Port Co. Ltd. (a)   2,348,800           716,922
                                                                   -------------
                                                                       1,212,728
--------------------------------------------------------------------------------
            Total Common Stocks in China                              24,356,015
================================================================================
Denmark -- 0.4%
            Commercial Banks -- 0.4%
            Danske Bank A/S                             94,027         4,390,889
--------------------------------------------------------------------------------
            Total Common Stocks in Denmark                             4,390,889
================================================================================
Egypt -- 0.2%
            Wireless Telecommunication
            Services -- 0.2%
            Orascom Telecom Holding SAE (b)             31,000         2,139,735
--------------------------------------------------------------------------------
            Total Common Stocks in Egypt                               2,139,735
================================================================================
Finland -- 0.3%
            Electric Utilities -- 0.3%
            Fortum Oyj                                 124,441         3,852,835
--------------------------------------------------------------------------------
            Total Common Stocks in Finland                             3,852,835
================================================================================
France -- 3.8%
            Aerospace & Defense -- 0.2%
            European Aeronautic Defense and
              Space Co.                                 75,600         2,419,718
--------------------------------------------------------------------------------
            Automobiles -- 0.5%
            Renault SA                                  43,365         5,629,420
--------------------------------------------------------------------------------
            Commercial Banks -- 0.9%
            BNP Paribas SA                              47,195         5,475,114
            Societe Generale SA                         26,240         5,560,879
                                                                   -------------
                                                                      11,035,993
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.3%
            France Telecom SA                          109,500         3,202,019
--------------------------------------------------------------------------------
            Electric Utilities -- 0.4%
            Electricite de France SA                    55,707         4,841,437
--------------------------------------------------------------------------------
            Insurance -- 0.4%
            AXA SA                                      92,937         4,267,074
--------------------------------------------------------------------------------
            Machinery -- 0.3%
            Vallourec                                   14,610         3,979,017
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.6%
            Total SA                                   104,416         7,697,349
--------------------------------------------------------------------------------
            Pharmaceuticals -- 0.2%
            Sanofi-Aventis                              23,011         2,106,354
--------------------------------------------------------------------------------
            Total Common Stocks in France                             45,178,381
================================================================================
Germany -- 4.1%
            Air Freight & Logistics -- 0.4%
            Deutsche Post AG                           133,240         4,586,972
--------------------------------------------------------------------------------
            Automobiles -- 0.3%
            Bayerische Motoren Werke AG                 66,679         4,101,492
--------------------------------------------------------------------------------
            Chemicals -- 0.9%
            BASF AG                                     36,032         4,299,018
            Bayer AG                                    91,822         6,316,608
                                                                   -------------
                                                                      10,615,626
--------------------------------------------------------------------------------
            Construction &
            Engineering -- 0.3%
            Hochtief AG                                 32,237         3,386,721
--------------------------------------------------------------------------------
            Electric Utilities -- 0.4%
            E.ON AG                                     30,688         4,590,327
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 0.5%
            Siemens AG                                  45,553         5,496,203
--------------------------------------------------------------------------------
            Insurance -- 0.8%
            Allianz AG Registered Shares                28,434         6,468,358
            Muenchener Rueckversicherungs AG
              Registered Shares                         18,314         3,253,191
                                                                   -------------
                                                                       9,721,549
--------------------------------------------------------------------------------
            Multi-Utilities -- 0.5%
            RWE AG                                      50,455         5,318,104
--------------------------------------------------------------------------------
            Total Common Stocks in Germany                            47,816,994
================================================================================
Hong Kong -- 1.1%
            Commercial Banks -- 0.2%
            HSBC Holdings Plc Hong Kong
              Registered                               103,300         1,896,559
--------------------------------------------------------------------------------
            Computers & Peripherals -- 0.1%
            Lenovo Group Ltd.                        1,720,000           686,288
--------------------------------------------------------------------------------


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       11

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
Hong Kong (concluded)
            Electric Utilities -- 0.0%
            Cheung Kong Infrastructure
              Holdings Ltd.                            135,600     $     484,835
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 0.2%
            Hutchison Whampoa Ltd.                     235,100         2,263,811
--------------------------------------------------------------------------------
            Real Estate Management &
            Development -- 0.5%
            Beijing Capital Land Ltd.                1,518,100           645,786
            Cheung Kong Holdings Ltd.                   49,200           637,396
            China Resources Land Ltd.                1,837,000         2,203,458
            Hopson Development Holdings Ltd.               600             1,407
            Sun Hung Kai Properties Ltd.                59,900           699,853
            Wharf Holdings Ltd.                        450,600         1,658,636
                                                                   -------------
                                                                       5,846,536
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.1%
            Hutchison Telecommunications
              International Ltd. (a)                   850,000         1,732,403
--------------------------------------------------------------------------------
            Total Common Stocks in Hong Kong                          12,910,432
================================================================================
Hungary -- 0.2%
            Oil, Gas & Consumable
            Fuels -- 0.2%
            Mol Magyar Olaj-es Gazipari Rt.             24,718         3,008,953
--------------------------------------------------------------------------------
            Total Common Stocks in Hungary                             3,008,953
================================================================================
India -- 2.3%
            Automobiles -- 0.1%
            Bajaj Auto Ltd.                              5,700           336,114
            Tata Motors Ltd.                            15,564           281,637
                                                                   -------------
                                                                         617,751
--------------------------------------------------------------------------------
            Commercial Banks -- 0.0%
            Karnataka Bank Ltd.                         30,800           124,135
            State Bank of India Ltd.                    15,600           414,184
                                                                   -------------
                                                                         538,319
--------------------------------------------------------------------------------
            Construction Materials -- 0.0%
            Gujarat Ambuja Cements Ltd.                152,600           433,646
--------------------------------------------------------------------------------
            Diversified Financial
            Services -- 0.0%
            Reliance Capital Ltd.                        4,100            70,342
--------------------------------------------------------------------------------
            Electric Utilities -- 0.0%
            Reliance Energy Ltd.                         6,150            75,565
--------------------------------------------------------------------------------
            Household Products -- 0.0%
            Hindustan Lever Ltd.                        20,000            96,196
--------------------------------------------------------------------------------
            IT Services -- 0.2%
            Infosys Technologies Ltd.                   52,700         2,601,442
--------------------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders -- 0.0%
            Reliance Natural Resources Ltd. (a)         82,000            50,886
--------------------------------------------------------------------------------
            Media -- 0.1%
            ASC Enterprises Ltd. (a)                    57,566           150,587
            Wire and Wireless India Ltd. (a)            50,057           101,597
            Zee News Ltd. (a)                           45,261            43,953
            Zee Telefilms Ltd.                         100,114           706,487
                                                                   -------------
                                                                       1,002,624
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 1.4%
            Hindustan Petroleum Corp.                    8,300            54,100
            Reliance Industries Ltd.                   428,500        16,129,869
                                                                   -------------
                                                                      16,183,969
--------------------------------------------------------------------------------
            Pharmaceuticals -- 0.0%
            Wockhardt Ltd.                               6,150            63,497
--------------------------------------------------------------------------------
            Road & Rail -- 0.1%
            Container Corp. of India                    14,600           735,063
--------------------------------------------------------------------------------
            Thrifts & Mortgage
            Finance -- 0.1%
            Housing Development Finance Corp.           20,000           801,598
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.3%
            Reliance Communication Ventures
              Ltd. (a)                                 306,000         3,518,229
--------------------------------------------------------------------------------
            Total Common Stocks in India                              26,789,127
================================================================================
Indonesia -- 0.2%
            Commercial Banks -- 0.1%
            Bank Central Asia Tbk PT                   813,600           470,251
            Bank Mandiri Persero Tbk PT              1,018,500           339,821
                                                                   -------------
                                                                         810,072
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.1%
            Indosat Tbk PT                           2,200,000         1,629,857
--------------------------------------------------------------------------------
            Total Common Stocks in Indonesia                           2,439,929
================================================================================
Ireland -- 0.7%
            Commercial Banks -- 0.3%
            Allied Irish Banks Plc                     129,611         3,925,321
--------------------------------------------------------------------------------
            Construction Materials -- 0.4%
            CRH Plc                                     98,336         4,309,988
--------------------------------------------------------------------------------
            Total Common Stocks in Ireland                             8,235,309
================================================================================
Israel -- 0.3%
            Communications
            Equipment -- 0.2%
            ECI Telecom Ltd. (a)(b)                    291,600         2,437,776
--------------------------------------------------------------------------------
            Pharmaceuticals -- 0.1%
            Teva Pharmaceutical Industries Ltd. (b)     27,800         1,065,018
--------------------------------------------------------------------------------
            Software -- 0.0%
            Ectel Ltd. (a)(b)                            4,251            14,921
--------------------------------------------------------------------------------
            Total Common Stocks in Israel                              3,517,715
================================================================================
Italy -- 1.7%
            Commercial Banks -- 1.0%
            Banca Intesa SpA                           667,090         5,589,578
            UniCredito Italiano SpA                    571,683         5,873,651
                                                                   -------------
                                                                      11,463,229
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.2%
            Telecom Italia SpA (RNC)                 1,147,620         2,806,714
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.5%
            Eni SpA                                    175,103         5,807,069
--------------------------------------------------------------------------------
            Total Common Stocks in Italy                              20,077,012
================================================================================


12       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
Japan -- 10.2%
            Auto Components -- 0.2%
            Toyota Industries Corp.                     61,500     $   2,897,724
--------------------------------------------------------------------------------
            Automobiles -- 0.6%
            Honda Motor Co., Ltd.                       20,900           717,835
            Suzuki Motor Corp.                         236,200         6,715,056
                                                                   -------------
                                                                       7,432,891
--------------------------------------------------------------------------------
            Beverages -- 0.5%
            Coca-Cola Central Japan Co., Ltd.               39           303,923
            Coca-Cola West Holdings Co., Ltd.          173,275         3,778,933
            Hokkaido Coca-Cola Bottling Co., Ltd.       15,000            91,707
            Kirin Brewery Co., Ltd.                     88,000         1,330,188
            Mikuni Coca-Cola Bottling Co., Ltd.         39,500           417,299
                                                                   -------------
                                                                       5,922,050
--------------------------------------------------------------------------------
            Building Products -- 0.1%
            Asahi Glass Co., Ltd.                       75,600         1,016,950
            Daikin Industries Ltd.                      13,500           456,248
                                                                   -------------
                                                                       1,473,198
--------------------------------------------------------------------------------
            Capital Markets -- 0.1%
            Nomura Holdings, Inc.                       43,700           835,159
--------------------------------------------------------------------------------
            Chemicals -- 0.5%
            Mitsubishi Rayon Co., Ltd.                 120,900           840,350
            Shin-Etsu Chemical Co., Ltd.                47,500         3,065,800
            Sumitomo Chemical Co., Ltd.                347,200         2,293,174
                                                                   -------------
                                                                       6,199,324
--------------------------------------------------------------------------------
            Commercial Banks -- 0.5%
            The Bank of Kyoto Ltd.                      54,000           623,730
            The Bank of Yokohama Ltd.                  129,300           946,609
            Fukuoka Financial Group, Inc.              230,100         1,752,446
            Mitsubishi UFJ Financial Group, Inc.            40           416,084
            Shinsei Bank Ltd.                           71,400           307,881
            Sumitomo Mitsui Financial Group, Inc.          245         2,140,338
                                                                   -------------
                                                                       6,187,088
--------------------------------------------------------------------------------
            Construction &
            Engineering -- 0.5%
            JGC Corp.                                  174,377         2,678,713
            Kinden Corp.                               138,000         1,304,397
            Okumura Corp.                              436,500         2,433,083
                                                                   -------------
                                                                       6,416,193
--------------------------------------------------------------------------------
            Consumer Finance -- 0.1%
            Credit Saison Co., Ltd.                     56,100         1,595,024
--------------------------------------------------------------------------------
            Diversified Financial
            Services -- 0.6%
            RHJ International (a)                      283,000         5,715,689
            RHJ International (a)(b)(f)                 41,200           832,107
                                                                   -------------
                                                                       6,547,796
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments -- 0.3%
            Murata Manufacturing Co., Ltd.              39,000         2,874,074
--------------------------------------------------------------------------------
            Food & Staples Retailing -- 0.3%
            Ministop Co., Ltd.                           4,200            74,296
            Seven & I Holdings Co. Ltd.                118,800         3,425,695
                                                                   -------------
                                                                       3,499,991
--------------------------------------------------------------------------------
            Food Products -- 0.1%
            Ajinomoto Co., Inc.                         40,100           493,332
            House Foods Corp.                            5,200            87,961
                                                                   -------------
                                                                         581,293
--------------------------------------------------------------------------------
            Gas Utilities -- 0.3%
            Tokyo Gas Co., Ltd.                        614,100         3,086,189
--------------------------------------------------------------------------------
            Household Durables -- 0.3%
            Fuso Lexel, Inc.                            96,300           845,177
            Rinnai Corp.                                25,900           710,296
            Sanyo Housing Nagoya Co. Ltd.                  200           292,156
            Sekisui House Ltd.                          92,000         1,357,786
                                                                   -------------
                                                                       3,205,415
--------------------------------------------------------------------------------
            Household Products -- 0.1%
            Kao Corp.                                   51,000         1,399,930
--------------------------------------------------------------------------------
            Insurance -- 2.4%
            Aioi Insurance Co., Ltd.                   800,200         5,421,123
            Millea Holdings, Inc.                      244,500         9,059,752
            Mitsui Sumitomo Insurance Co., Ltd.        646,030         8,016,741
            Nipponkoa Insurance Co., Ltd.              694,300         5,778,185
                                                                   -------------
                                                                      28,275,801
--------------------------------------------------------------------------------
            Machinery -- 0.4%
            Kubota Corp.                               219,400         2,073,558
            Tadano Ltd.                                183,300         2,415,902
                                                                   -------------
                                                                       4,489,460
--------------------------------------------------------------------------------
            Media -- 0.2%
            Toho Co., Ltd.                             129,600         2,542,816
--------------------------------------------------------------------------------
            Office Electronics -- 0.3%
            Canon, Inc.                                 70,700         3,966,576
--------------------------------------------------------------------------------
            Pharmaceuticals -- 0.5%
            Takeda Pharmaceutical Co., Ltd.             85,500         5,542,747
            Tanabe Seiyaku Co., Ltd.                    22,100           285,950
                                                                   -------------
                                                                       5,828,697
--------------------------------------------------------------------------------
            Real Estate Management &
            Development -- 0.1%
            Joint Corp.                                 11,700           386,611
            NTT Urban Development Co.                      235           558,161
                                                                   -------------
                                                                         944,772
--------------------------------------------------------------------------------
            Road & Rail -- 0.2%
            East Japan Railway Co.                         340         2,757,046
--------------------------------------------------------------------------------
            Tobacco -- 0.2%
            Japan Tobacco, Inc.                            505         2,466,566
--------------------------------------------------------------------------------
            Trading Companies &
            Distributors -- 0.3%
            Mitsubishi Corp.                           164,000         3,495,877
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.5%
            NTT DoCoMo, Inc.                             3,010         5,123,184
            Okinawa Cellular Telephone Co.                  60           175,809
                                                                   -------------
                                                                       5,298,993
--------------------------------------------------------------------------------
                Total Common Stocks in Japan                         120,219,943
--------------------------------------------------------------------------------


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       13

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
Malaysia -- 0.3%
            Diversified Telecommunication
            Services -- 0.0%
            Telekom Malaysia Bhd                       105,000     $     330,215
--------------------------------------------------------------------------------
            Electric Utilities -- 0.1%
            Tenaga Nasional Bhd                        245,841           815,371
--------------------------------------------------------------------------------
            Food Products -- 0.1%
            IOI Corp. Bhd                              158,500         1,162,686
--------------------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders -- 0.0%
            Malakoff Bhd                                11,700            35,216
--------------------------------------------------------------------------------
            Tobacco -- 0.1%
            British American Tobacco Malaysia Bhd       34,400           461,588
--------------------------------------------------------------------------------
            Transportation
            Infrastructure -- 0.0%
            PLUS Expressways Bhd                        83,900            74,260
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.0%
            Maxis Communications Bhd                    52,800           200,584
--------------------------------------------------------------------------------
            Total Common Stocks in Malaysia                            3,079,920
================================================================================
Mexico -- 0.5%
            Beverages -- 0.1%
            Fomento Economico Mexicano,
              SA de CV (b)                               6,000           646,140
--------------------------------------------------------------------------------
            Construction Materials -- 0.1%
            Cemex, SA de CV (a)(b)                      42,400         1,378,000
--------------------------------------------------------------------------------
            Media -- 0.3%
            Grupo Televisa, SA (b)                     135,600         3,803,580
--------------------------------------------------------------------------------
            Total Common Stocks in Mexico                              5,827,720
================================================================================
Netherlands -- 0.3%
            Metals & Mining -- 0.3%
            Arcelor Mittal                              71,856         3,836,873
--------------------------------------------------------------------------------
            Total Common Stocks in the Netherlands                     3,836,873
================================================================================
New Zealand -- 0.0%
            Diversified Telecommunication
            Services -- 0.0%
            Telecom Corp. of New Zealand Ltd.           32,300           115,179
--------------------------------------------------------------------------------
            Electric Utilities -- 0.0%
            Contact Energy Ltd.                         26,900           181,259
--------------------------------------------------------------------------------
            Total Common Stocks in New Zealand                           296,438
================================================================================
Norway -- 0.7%
            Diversified Telecommunication
            Services -- 0.1%
            Telenor ASA                                 76,700         1,427,376
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 0.2%
            Orkla ASA                                  139,890         2,230,043
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.4%
            Statoil ASA                                143,453         4,014,748
--------------------------------------------------------------------------------
            Total Common Stocks in Norway                              7,672,167
================================================================================
Peru -- 0.1%
            Metals & Mining -- 0.1%
            Southern Copper Corp.                        8,000           642,400
--------------------------------------------------------------------------------
            Total Common Stocks in Peru                                  642,400
================================================================================
Singapore -- 1.9%
            Commercial Banks -- 0.1%
            Oversea-Chinese Banking Corp.              158,000           928,325
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.5%
            Singapore Telecommunications Ltd.        2,515,960         5,463,227
--------------------------------------------------------------------------------
            Health Care Providers &
            Services -- 0.2%
            Parkway Holdings Ltd.                      759,675         1,962,650
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 0.6%
            Fraser and Neave Ltd.                      596,000         2,098,838
            Keppel Corp. Ltd.                          388,300         5,426,781
                                                                   -------------
                                                                       7,525,619
--------------------------------------------------------------------------------
            Real Estate Management &
            Development -- 0.5%
            CapitaLand Ltd.                            996,000         5,509,110
            Keppel Land Ltd.                           153,000           883,509
                                                                   -------------
                                                                       6,392,619
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.0%
            MobileOne Ltd.                             310,100           456,358
--------------------------------------------------------------------------------
            Total Common Stocks in Singapore                          22,728,798
================================================================================
South Africa -- 0.7%
            Diversified Telecommunication
            Services -- 0.2%
            Telkom SA Ltd.                             110,000         2,685,998
--------------------------------------------------------------------------------
            Metals & Mining -- 0.0%
            Gold Fields Ltd. (b)                        14,900           267,753
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.1%
            Sasol Ltd.                                  13,700           468,978
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.4%
            MTN Group Ltd.                             300,000         4,378,093
--------------------------------------------------------------------------------
            Total Common Stocks in South Africa                        7,800,822
================================================================================
South Korea -- 2.4%
            Chemicals -- 0.2%
            SODIFF Advanced Materials Co. Ltd.          72,200         2,575,340
--------------------------------------------------------------------------------
            Commercial Banks -- 0.4%
            Daegu Bank                                  52,500           862,645
            Hana Financial Group, Inc.                  20,262         1,057,882
            Kookmin Bank                                23,000         2,058,270
            Pusan Bank                                  67,800           993,541
                                                                   -------------
                                                                       4,972,338
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.3%
            KT Corp. (b)                               158,200         3,584,812
--------------------------------------------------------------------------------
            Electric Utilities -- 0.1%
            Korea Electric Power Corp.                  16,100           656,550
--------------------------------------------------------------------------------
            Electrical Equipment -- 0.0%
            LS Cable Ltd.                                7,000           382,180
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments -- 0.1%
            Fine DNC Co., Ltd.                          68,737           319,618
            Interflex Co., Ltd.                         93,800           562,710
                                                                   -------------
                                                                         882,328


14       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
South Korea (concluded)
            Food Products -- 0.0%
            CJ Corp.                                     3,800     $     424,167
            Nong Shim Co., Ltd.                            400           106,870
                                                                   -------------
                                                                         531,037
--------------------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure -- 0.0%
            Paradise Co. Ltd.                          162,695           618,451
--------------------------------------------------------------------------------
            Insurance -- 0.4%
            Dongbu Insurance Co., Ltd. (a)              38,300         1,115,090
            Korean Reinsurance Co. (a)                 146,719         1,866,593
            Meritz Fire & Marine Insurance Co. Ltd.    150,700         1,272,475
                                                                   -------------
                                                                       4,254,158
--------------------------------------------------------------------------------
            Internet & Catalog Retail -- 0.1%
            CJ Home Shopping                            12,800           914,464
--------------------------------------------------------------------------------
            Metals & Mining -- 0.3%
            POSCO                                        3,100         1,300,040
            POSCO (b)                                   17,200         1,801,528
                                                                   -------------
                                                                       3,101,568
--------------------------------------------------------------------------------
            Multiline Retail -- 0.0%
            Lotte Shopping Co. (b)(f)                    3,100            58,302
--------------------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods -- 0.0%
            Cheil Industries, Inc.                      13,800           520,644
--------------------------------------------------------------------------------
            Tobacco -- 0.4%
            KT&G Corp.                                  63,100         4,536,034
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.1%
            SK Telecom Co., Ltd.                         3,600           759,283
                                                                   -------------
            Total Common Stocks in South Korea                        28,347,489
================================================================================
Spain -- 1.0%
            Commercial Banks -- 0.9%
            Banco Bilbao Vizcaya Argentaria SA         223,012         5,332,321
            Banco Santander Central Hispano SA         334,108         6,013,844
                                                                   -------------
                                                                      11,346,165
--------------------------------------------------------------------------------
            Transportation
            Infrastructure -- 0.1%
            Cintra Concesiones de Infraestructuras
              de Transporte SA                          43,500           779,013
--------------------------------------------------------------------------------
            Total Common Stocks in Spain                              12,125,178
================================================================================
Sweden -- 0.4%
            Diversified Financial
            Services -- 0.4%
            Investor AB                                166,824         4,461,859
--------------------------------------------------------------------------------
            Total Common Stocks in Sweden                              4,461,859
================================================================================
Switzerland -- 2.4%
            Capital Markets -- 1.0%
            Credit Suisse Group                         74,886         5,877,262
            UBS AG                                      88,179         5,730,658
                                                                   -------------
                                                                      11,607,920
--------------------------------------------------------------------------------
            Food Products -- 0.2%
            Nestle SA Registered Shares                  7,400         2,929,426
--------------------------------------------------------------------------------
            Insurance -- 0.4%
            Swiss Reinsurance Registered Shares         45,371         4,264,872
--------------------------------------------------------------------------------
            Pharmaceuticals -- 0.8%
            Novartis AG (b)                             14,450           839,401
            Novartis AG Registered Shares              137,640         7,996,295
                                                                   -------------
                                                                       8,835,696
--------------------------------------------------------------------------------
            Total Common Stocks in Switzerland                        27,637,914
================================================================================
Taiwan -- 0.9%
            Commercial Banks -- 0.1%
            Chinatrust Financial Holding Co.         1,491,000         1,168,174
            SinoPac Financial Holdings Co., Ltd.       226,000            97,737
            Taishin Financial Holdings Co., Ltd. (a)   186,400            90,722
                                                                   -------------
                                                                       1,356,633
--------------------------------------------------------------------------------
            Construction Materials -- 0.0%
            Taiwan Cement Corp.                        367,560           326,503
--------------------------------------------------------------------------------
            Diversified Financial
            Services -- 0.0%
            Fubon Financial Holding Co. Ltd.           285,200           247,587
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 0.3%
            Chunghwa Telecom Co. Ltd.                1,504,900         2,858,998
            Chunghwa Telecom Co. Ltd. (b)               47,634           947,917
                                                                   -------------
                                                                       3,806,915
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments -- 0.3%
            Delta Electronics, Inc.                    861,945         2,692,582
--------------------------------------------------------------------------------
            Insurance -- 0.2%
            Cathay Financial Holding Co., Ltd.         851,308         1,724,058
--------------------------------------------------------------------------------
            Total Common Stocks in Taiwan                             10,154,278
================================================================================
Thailand -- 0.6%
            Commercial Banks -- 0.1%
            Siam Commercial Bank PCL                   408,600           781,363
--------------------------------------------------------------------------------
            Construction Materials -- 0.0%
            Siam Cement PCL Foreign Shares              41,400           281,696
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments -- 0.0%
            Hana Microelectronics PCL                  123,100            91,152
--------------------------------------------------------------------------------
            Food Products -- 0.0%
            Thai Union Frozen Products PCL
            Foreign Shares                              38,800            24,589
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.4%
            Banpu PCL                                  410,000         2,528,936
            PTT Exploration & Production PCL           107,900           291,664
            PTT PCL                                    181,600         1,148,871
            Thai Oil PCL Foreign Shares                800,000         1,506,830
                                                                   -------------
                                                                       5,476,301
--------------------------------------------------------------------------------
            Transportation
            Infrastructure -- 0.1%
            Airports of Thailand PCL                   543,100           929,244
            Bangkok Expressway PCL Foreign Shares       58,400            39,297
                                                                   -------------
                                                                         968,541
--------------------------------------------------------------------------------
            Total Common Stocks in Thailand                            7,623,642
--------------------------------------------------------------------------------


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       15

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
Turkey -- 0.0%
            Wireless Telecommunication
            Services -- 0.0%
            Turkcell Iletisim Hizmet AS                 58,610     $     321,927
--------------------------------------------------------------------------------
            Total Common Stocks in Turkey                                321,927
================================================================================
United Kingdom -- 5.6%
            Aerospace & Defense -- 0.4%
            BAE Systems Plc                            552,713         5,010,307
--------------------------------------------------------------------------------
            Beverages -- 0.3%
            Diageo Plc (b)                              35,400         2,987,760
--------------------------------------------------------------------------------
            Commercial Banks -- 0.8%
            Barclays Plc                               250,162         3,611,517
            HBOS Plc                                   259,075         5,559,650
                                                                   -------------
                                                                       9,171,167
--------------------------------------------------------------------------------
            Diversified Financial
            Services -- 0.0%
            Guinness Peat Group Plc                    177,320           309,295
--------------------------------------------------------------------------------
            Food Products -- 0.7%
            Cadbury Schweppes Plc (b)                   25,500         1,352,775
            Premier Foods Plc                          107,500           654,620
            Unilever Plc                               205,235         6,421,147
                                                                   -------------
                                                                       8,428,542
--------------------------------------------------------------------------------
            Insurance -- 0.7%
            Aviva Plc                                  224,992         3,529,861
            Prudential Plc                             307,346         4,566,918
                                                                   -------------
                                                                       8,096,779
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.8%
            Royal Dutch Shell Plc Class B              256,063         9,017,323
--------------------------------------------------------------------------------
            Pharmaceuticals -- 0.7%
            GlaxoSmithKline Plc                        297,336         8,576,139
--------------------------------------------------------------------------------
            Specialty Retail -- 0.1%
            Kesa Electricals Plc                       112,376           755,125
--------------------------------------------------------------------------------
            Tobacco -- 0.4%
            British American Tobacco Plc               154,839         4,792,349
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.7%
            Vodafone Group Plc                       2,866,500         8,155,067
            Vodafone Group Plc (b)                      16,394           471,000
                                                                   -------------
                                                                       8,626,067
--------------------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 65,770,853
================================================================================
United States -- 35.8%
            Aerospace & Defense -- 0.2%
            Boeing Co.                                     700            65,100
            General Dynamics Corp.                       7,200           565,200
            KBR, Inc. (a)                               23,923           494,243
            Lockheed Martin Corp.                          700            67,298
            Northrop Grumman Corp.                         900            66,276
            Raytheon Co.                                 1,200            64,248
            Spirit Aerosystems Holdings, Inc.
              Class A (a)                               29,900           945,737
                                                                   -------------
                                                                       2,268,102
--------------------------------------------------------------------------------
            Air Freight & Logistics -- 0.1%
            FedEx Corp.                                  5,200           548,288
--------------------------------------------------------------------------------
            Airlines -- 0.0%
            AMR Corp. (a)                                1,500            39,135
            Continental Airlines, Inc. Class B (a)       1,500            54,840
            US Airways Group, Inc. (a)                     900            33,246
                                                                   -------------
                                                                         127,221
--------------------------------------------------------------------------------
            Automobiles -- 0.1%
            General Motors Corp.                        22,375           698,771
--------------------------------------------------------------------------------
            Beverages -- 0.4%
            The Coca-Cola Co.                           53,300         2,781,727
            Constellation Brands, Inc. Class A (a)      40,200           900,882
            Pepsi Bottling Group, Inc.                   2,000            65,620
            PepsiAmericas, Inc.                         16,900           407,966
                                                                   -------------
                                                                       4,156,195
--------------------------------------------------------------------------------
            Biotechnology -- 0.1%
            Senomyx, Inc. (a)                           45,200           608,844
--------------------------------------------------------------------------------
            Capital Markets -- 0.6%
            American Capital Strategies Ltd.             1,100            53,548
            Ameriprise Financial, Inc.                   1,100            65,417
            The Bank of New York Co., Inc.              72,800         2,946,944
            The Bear Stearns Cos., Inc.                    300            46,710
            The Goldman Sachs Group, Inc.                  300            65,583
            Mellon Financial Corp.                       4,200           180,306
            Morgan Stanley                                 700            58,807
            Northern Trust Corp.                        49,900         3,141,205
            State Street Corp.                           7,600           523,412
                                                                   -------------
                                                                       7,081,932
--------------------------------------------------------------------------------
            Chemicals -- 0.1%
            Albemarle Corp.                              1,600            67,920
            Celanese Corp. Series A                      2,200            72,974
            E.I. du Pont de Nemours & Co.               23,600         1,160,412
            Lubrizol Corp.                               1,200            71,928
                                                                   -------------
                                                                       1,373,234
--------------------------------------------------------------------------------
            Commercial Banks -- 0.1%
            Wachovia Corp.                               5,900           327,686
            Wells Fargo & Co.                           25,600           918,784
                                                                   -------------
                                                                       1,246,470
--------------------------------------------------------------------------------
            Commercial Services &
            Supplies -- 0.0%
            Avery Dennison Corp.                           900            55,980
--------------------------------------------------------------------------------
            Communications
            Equipment -- 2.4%
            3Com Corp. (a)                             678,100         2,732,743
            Avaya, Inc. (a)                              4,200            54,264
            Ciena Corp. (a)                             60,900         1,775,844
            Cisco Systems, Inc. (a)                    345,300         9,233,322
            Comverse Technology, Inc. (a)              282,300         6,402,564
            Extreme Networks, Inc. (a)                  45,000           184,050
            JDS Uniphase Corp. (a)                      25,250           416,120
            Motorola, Inc.                             182,300         3,159,259
            QUALCOMM, Inc.                              94,700         4,147,860
            Tellabs, Inc. (a)                            4,500            47,790
                                                                   -------------
                                                                      28,153,816
--------------------------------------------------------------------------------


16       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
United States (continued)
            Computers & Peripherals -- 1.4%
            Apple Computer, Inc. (a)                    61,000     $   6,087,800
            Hewlett-Packard Co.                         48,800         2,056,432
            International Business Machines Corp.       66,400         6,786,744
            Lexmark International, Inc. Class A (a)        900            49,050
            Sun Microsystems, Inc. (a)                 361,500         1,887,030
                                                                   -------------
                                                                      16,867,056
--------------------------------------------------------------------------------
            Construction &
            Engineering -- 0.7%
            Foster Wheeler Ltd. (a)                    119,500         8,225,185
--------------------------------------------------------------------------------
            Consumer Finance -- 0.1%
            SLM Corp.                                   15,000           807,450
--------------------------------------------------------------------------------
            Containers & Packaging -- 0.2%
            Crown Holdings, Inc. (a)                    48,800         1,179,496
            Smurfit-Stone Container Corp. (a)           64,100           772,405
                                                                   -------------
                                                                       1,951,901
--------------------------------------------------------------------------------
            Diversified Financial
            Services -- 1.2%
            Bank of America Corp.                       56,100         2,855,490
            CIT Group, Inc.                                700            41,755
            Citigroup, Inc.                            197,100        10,568,502
            JPMorgan Chase & Co.                        19,600         1,021,160
                                                                   -------------
                                                                      14,486,907
--------------------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 1.1%
            AT&T Inc.                                  129,937         5,031,161
            Cincinnati Bell, Inc. (a)                   32,200           163,254
            Embarq Corp.                                 6,635           398,365
            General Communication, Inc. Class A (a)     57,900           823,917
            Qwest Communications
              International Inc. (a)                     6,100            54,168
            Verizon Communications, Inc.               157,000         5,994,260
            Windstream Corp.                            33,591           491,100
                                                                   -------------
                                                                      12,956,225
--------------------------------------------------------------------------------
            Electric Utilities -- 0.4%
            Edison International                         1,100            57,585
            Mirant Corp. (a)                            55,300         2,481,311
            PPL Corp.                                   60,300         2,629,683
                                                                   -------------
                                                                       5,168,579
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments -- 0.0%
            Avnet, Inc. (a)                              1,800            73,620
--------------------------------------------------------------------------------
            Energy Equipment &
            Services -- 2.0%
            Baker Hughes, Inc.                           9,700           779,783
            Complete Production Services, Inc. (a)      70,300         1,692,121
            ENSCO International, Inc.                   26,000         1,465,880
            GlobalSantaFe Corp.                         47,500         3,036,675
            Grant Prideco, Inc. (a)                     73,100         3,767,574
            Halliburton Co.                             43,849         1,393,083
            Key Energy Services, Inc. (a)               78,425         1,462,626
            National Oilwell Varco, Inc. (a)            19,000         1,612,150
            Noble Corp.                                  9,550           804,205
            Schlumberger Ltd.                           47,800         3,529,074
            Smith International, Inc.                   43,700         2,291,628
            Transocean, Inc. (a)                        12,650         1,090,430
            Weatherford International Ltd. (a)          20,250         1,062,922
                                                                   -------------
                                                                      23,988,151
--------------------------------------------------------------------------------
            Food & Staples Retailing -- 0.3%
            CVS Corp./Caremark Corp.                    33,270         1,205,705
            The Kroger Co.                               2,600            76,726
            SUPERVALU Inc.                              19,291           885,457
            Safeway, Inc.                                1,900            68,970
            Wal-Mart Stores, Inc.                       16,100           771,512
            Walgreen Co.                                16,100           706,790
                                                                   -------------
                                                                       3,715,160
--------------------------------------------------------------------------------
            Food Products -- 0.3%
            ConAgra Foods, Inc.                         46,200         1,135,596
            Dean Foods Co.                               1,300            47,359
            General Mills, Inc.                          1,100            65,890
            Kraft Foods, Inc.                           62,903         2,105,370
            Sara Lee Corp.                              40,200           659,682
                                                                   -------------
                                                                       4,013,897
--------------------------------------------------------------------------------
            Health Care Equipment &
            Supplies -- 0.2%
            Bausch & Lomb, Inc.                          3,500           205,905
            Baxter International, Inc.                  20,300         1,149,589
            Boston Scientific Corp. (a)                 37,200           574,368
                                                                   -------------
                                                                       1,929,862
--------------------------------------------------------------------------------
            Health Care Providers &
            Services -- 1.3%
            Aetna, Inc.                                 28,250         1,324,360
            AmerisourceBergen Corp.                     12,100           604,879
            Cigna Corp.                                  6,810         1,059,568
            Coventry Health Care, Inc. (a)                 900            52,047
            HealthSouth Corp. (a)                       29,260           614,460
            Humana, Inc. (a)                             1,200            75,888
            Manor Care, Inc.                            23,150         1,502,203
            McKesson Corp.                              15,600           917,748
            Medco Health Solutions, Inc. (a)            24,300         1,895,886
            Tenet Healthcare Corp. (a)                  82,600           612,892
            Triad Hospitals, Inc. (a)                   14,200           754,588
            UnitedHealth Group, Inc.                    56,200         2,981,972
            WellPoint, Inc. (a)                         31,125         2,457,941
                                                                   -------------
                                                                      14,854,432
--------------------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure -- 0.8%
            McDonald's Corp. (h)                        55,100         2,660,228
            Panera Bread Co. Class A (a)               122,100         6,799,749
                                                                   -------------
                                                                       9,459,977
--------------------------------------------------------------------------------
            Household Durables -- 0.0%
            Mohawk Industries, Inc. (a)                    900            81,144
--------------------------------------------------------------------------------
            Household Products -- 0.1%
            The Procter & Gamble Co.                    20,800         1,337,648
--------------------------------------------------------------------------------
            IT Services -- 0.0%
            Accenture Ltd. Class A                       1,500            58,650
            Electronic Data Systems Corp.                2,200            64,328
            Total System Services, Inc.                  2,300            71,438
                                                                   -------------
                                                                         194,416
--------------------------------------------------------------------------------


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       17

Schedule of Investments (continued)     (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held           Value
================================================================================
United States (continued)
            Independent Power Producers &
            Energy Traders -- 0.4%
            The AES Corp. (a)                           48,800     $   1,073,112
            Constellation Energy Group, Inc.               800            71,296
            Dynegy, Inc. Class A (a)                    98,200           924,062
            TXU Corp.                                   36,600         2,400,228
                                                                   -------------
                                                                       4,468,698
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 2.2%
            General Electric Co. (h)                   596,300        21,979,618
            Tyco International Ltd.                    101,500         3,311,945
                                                                   -------------
                                                                      25,291,563
--------------------------------------------------------------------------------
            Insurance -- 3.7%
            ACE Ltd.                                    68,100         4,049,226
            The Allstate Corp.                          24,500         1,526,840
            American International Group, Inc.         199,600        13,954,036
            Assurant, Inc.                              21,800         1,254,154
            Axis Capital Holdings Ltd.                   1,700            63,070
            Bristol West Holdings, Inc.                 13,200           292,512
            CNA Financial Corp.                          1,400            65,338
            Chubb Corp.                                    900            48,447
            Darwin Professional Underwriters, Inc. (a)  12,200           316,712
            Endurance Specialty Holdings Ltd.           73,400         2,746,628
            Everest Re Group Ltd.                        3,300           332,112
            Genworth Financial, Inc. Class A             1,600            58,384
            Hartford Financial Services Group, Inc.     18,800         1,902,560
            IPC Holdings, Ltd.                          40,000         1,199,200
            Lincoln National Corp.                         700            49,805
            Loews Corp.                                  1,600            75,712
            MBIA, Inc.                                     900            62,604
            Marsh & McLennan Cos., Inc.                 24,000           762,240
            Platinum Underwriters Holdings Ltd.         31,800         1,088,196
            Prudential Financial, Inc.                  10,900         1,035,500
            RenaissanceRe Holdings Ltd.                 20,200         1,093,830
            The Travelers Cos., Inc.                    77,200         4,176,520
            XL Capital Ltd. Class A                     89,700         6,994,806
                                                                   -------------
                                                                      43,148,432
--------------------------------------------------------------------------------
            Internet & Catalog Retail -- 0.0%
            IAC/InterActiveCorp (a)                      1,400            53,368
            Liberty Media Holding Corp. --
              Interactive (a)                           13,225           331,022
                                                                   -------------
                                                                         384,390
--------------------------------------------------------------------------------
            Internet Software &
            Services -- 0.3%
            Expedia, Inc. (a)                            2,800            66,136
            eBay, Inc. (a)                              85,100         2,888,294
                                                                   -------------
                                                                       2,954,430
--------------------------------------------------------------------------------
            Leisure Equipment &
            Products -- 0.0%
            Mattel, Inc.                                 2,400            67,920
--------------------------------------------------------------------------------
            Life Sciences Tools &
            Services -- 0.2%
            Thermo Fisher Scientific, Inc. (a)           9,300           484,158
            Waters Corp. (a)                            20,750         1,233,173
                                                                   -------------
                                                                       1,717,331
--------------------------------------------------------------------------------
            Machinery -- 0.0%
            Cummins, Inc.                                  600            55,296
            Deere & Co.                                    600            65,640
            Eaton Corp.                                    900            80,289
            SPX Corp.                                    1,200            85,056
            Terex Corp. (a)                              1,200            93,420
                                                                   -------------
                                                                         379,701
--------------------------------------------------------------------------------
            Media -- 0.6%
            Comcast Corp. Class A (a)                  146,900         3,916,354
            Discovery Holding Co. (a)                    5,800           126,150
            Idearc, Inc.                                 8,126           282,378
            Liberty Media Holding Corp. -- Capital (a)      17             1,920
            The McGraw-Hill Cos., Inc.                     700            45,871
            Omnicom Group Inc.                             700            73,297
            Time Warner, Inc.                           44,800           924,224
            Viacom, Inc. Class B (a)                    20,450           843,562
            Virgin Media, Inc.                          40,450         1,020,553
                                                                   -------------
                                                                       7,234,309
--------------------------------------------------------------------------------
            Metals & Mining -- 1.0%
            Alcoa, Inc.                                 60,000         2,129,400
            Freeport-McMoRan Copper & Gold, Inc.
              Class B                                   30,100         2,021,516
            Newmont Mining Corp.                       184,400         7,689,480
            Nucor Corp.                                    700            44,422
            United States Steel Corp.                    1,000           101,540
                                                                   -------------
                                                                      11,986,358
--------------------------------------------------------------------------------
            Multi-Utilities -- 0.1%
            CMS Energy Corp.                            54,100         1,001,932
            CenterPoint Energy, Inc.                     2,900            54,607
            PG&E Corp.                                     900            45,540
            Sempra Energy                                  700            44,436
                                                                   -------------
                                                                       1,146,515
--------------------------------------------------------------------------------
            Multiline Retail -- 0.0%
            Big Lots, Inc. (a)                           2,800            90,160
            Family Dollar Stores, Inc.                   2,300            73,232
            Federated Department Stores, Inc.            1,500            65,880
            JC Penney Co., Inc.                            700            55,363
            Kohl's Corp. (a)                               900            66,636
            Nordstrom, Inc.                              1,100            60,412
            Sears Holdings Corp. (a)                       300            57,273
                                                                   -------------
                                                                         468,956
--------------------------------------------------------------------------------
            Office Electronics -- 0.0%
            Xerox Corp. (a)                              1,900            35,150
--------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels -- 4.3%
            Chevron Corp.                               64,050         4,982,449
            ConocoPhillips                              47,800         3,314,930
            Consol Energy, Inc.                        116,100         4,861,107
            Devon Energy Corp.                          29,000         2,113,230
            El Paso Corp.                              574,600         8,619,000
            Exxon Mobil Corp. (h)                      164,500        13,058,010
            Foundation Coal Holdings, Inc.              83,350         3,283,156
            Hess Corp.                                  23,600         1,339,300
            Marathon Oil Corp.                          19,050         1,934,527
            Murphy Oil Corp.                            26,400         1,463,616
            Occidental Petroleum Corp.                  36,650         1,858,155
            Peabody Energy Corp.                        64,900         3,113,902
            Stone Energy Corp. (a)                      17,200           509,636
                                                                   -------------
                                                                      50,451,018
--------------------------------------------------------------------------------


18       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (continued)     (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held            Value
================================================================================
United States (continued)
            Paper & Forest Products -- 0.2%
            International Paper Co.                     48,300     $   1,821,876
--------------------------------------------------------------------------------
            Personal Products -- 0.1%
            Avon Products, Inc.                         28,200         1,122,360
--------------------------------------------------------------------------------
            Pharmaceuticals -- 2.6%
            Abbott Laboratories                         25,400         1,438,148
            Bristol-Myers Squibb Co.                    98,200         2,834,052
            Eli Lilly & Co.                             33,200         1,963,116
            Johnson & Johnson                          103,900         6,672,458
            King Pharmaceuticals, Inc. (a)               3,300            67,485
            Merck & Co., Inc.                           67,075         3,450,338
            Pfizer, Inc.                               357,000         9,446,220
            Schering-Plough Corp.                       73,900         2,344,847
            Watson Pharmaceuticals, Inc. (a)            10,750           293,475
            Wyeth                                       44,500         2,469,750
                                                                   -------------
                                                                      30,979,889
--------------------------------------------------------------------------------
            Real Estate Investment Trusts
            (REITs) -- 0.0%
            Ventas, Inc.                                11,600           489,056
--------------------------------------------------------------------------------
            Road & Rail -- 1.8%
            Burlington Northern Santa Fe Corp.          64,600         5,655,084
            Norfolk Southern Corp.                      35,700         1,900,668
            Union Pacific Corp.                        115,400        13,184,450
                                                                   -------------
                                                                      20,740,202
--------------------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment -- 0.3%
            Applied Materials, Inc.                      3,400            65,348
            Genesis Microchip, Inc. (a)                128,600         1,103,388
            Intel Corp.                                 80,400         1,728,600
            LSI Logic Corp. (a)                         21,600           183,600
            Novellus Systems, Inc. (a)                   2,200            71,214
                                                                   -------------
                                                                       3,152,150
--------------------------------------------------------------------------------
            Software -- 2.2%
            BMC Software, Inc. (a)                       1,400            45,318
            Borland Software Corp. (a)                  14,000            77,980
            CA, Inc.                                   238,500         6,501,510
            Cadence Design Systems, Inc. (a)             2,900            64,380
            McAfee, Inc. (a)                             2,100            68,229
            Microsoft Corp.                            567,600        16,993,944
            Novell, Inc. (a)                            49,300           359,890
            Synopsys, Inc. (a)                           2,500            69,150
            TIBCO Software, Inc. (a)                   206,900         1,886,928
                                                                   -------------
                                                                      26,067,329
--------------------------------------------------------------------------------
            Specialty Retail -- 0.0%
            American Eagle Outfitters, Inc.              1,850            54,519
            The Gap, Inc.                                3,200            57,440
            Ross Stores, Inc.                            2,100            69,615
            The Sherwin-Williams Co.                     1,200            76,524
            Staples, Inc.                                1,500            37,200
            TJX Cos., Inc.                               1,900            52,991
                                                                   -------------
                                                                         348,289
--------------------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods -- 0.1%
            Hanesbrands, Inc. (a)                        5,050           134,279
            Unifi, Inc. (a)                            140,200           389,756
                                                                   -------------
                                                                         524,035
--------------------------------------------------------------------------------
            Thrifts & Mortgage
            Finance -- 0.2%
            Countrywide Financial Corp.                  1,600            59,328
            Fannie Mae                                  47,100         2,775,132
                                                                   -------------
                                                                       2,834,460
--------------------------------------------------------------------------------
            Tobacco -- 0.2%
            Alliance One International, Inc. (a)        25,500           250,155
            Altria Group, Inc.                          34,400         2,370,848
            Loews Corp. -- Carolina Group                1,100            84,183
                                                                   -------------
                                                                       2,705,186
--------------------------------------------------------------------------------
            Transportation
            Infrastructure -- 0.5%
            Macquarie Infrastructure Co. Trust         144,800         6,165,584
--------------------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.6%
            Alltel Corp.                                32,100         2,012,349
            Sprint Nextel Corp.                        239,400         4,795,182
            Telephone & Data Systems, Inc.                 900            51,255
                                                                   -------------
                                                                       6,858,786
--------------------------------------------------------------------------------
            Total Common Stocks in the United States                 419,974,436
--------------------------------------------------------------------------------
            Total Common Stocks
            (Cost -- $863,299,025) -- 86.8%                        1,019,726,445
================================================================================

================================================================================
                           Preferred Stocks
================================================================================
United States -- 0.0%
            Thrifts & Mortgage
            Finance -- 0.0%
            Fannie Mae Series 2004-1, 5.375% (c)             5           506,710
--------------------------------------------------------------------------------
            Total Preferred Stocks
            (Cost -- $460,000) -- 0.0%                                   506,710
================================================================================

================================================================================
                           Exchange-Traded
                                Funds
================================================================================
            Consumer Staples Select Sector
              SPDR Fund                                132,400         3,637,028
            Health Care Select Sector SPDR Fund        133,400         4,819,742
            iShares Dow Jones US Telecommunica-
              tions Sector Index Fund                   64,300         2,043,454
            iShares Dow Jones US Utilities Sector
              Index Fund                                 4,900           495,096
            iShares MSCI Brazil (Free) Index Fund      154,000         8,063,440
            iShares MSCI Malaysia                       56,000           636,160
            iShares MSCI South Korea Index Fund        257,000        13,605,580
            iShares Silver Trust (a)                    20,600         2,738,152
            streetTRACKS(R) Gold Trust (a)              51,800         3,475,780
            Telecom HOLDRs Trust                        18,100           685,990
            Utilities Select Sector SPDR Fund          204,800         8,509,440
            Vanguard Telecommunication
              Services ETF                               2,300           178,319
--------------------------------------------------------------------------------
            Total Exchange-Traded Funds
            (Cost -- $43,221,651) -- 4.2%                             48,888,181
================================================================================


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       19

Schedule of Investments (continued)                            (in U.S. dollars)

                                                         Shares
Country                    Mutual Funds                    Held         Value
================================================================================
Vietnam -- 0.6%
            Vietnam Enterprise Investments
              Ltd. -- C Shares (a)                      552,000    $     745,200
            Vietnam Opportunity Fund Ltd. (a)         1,776,840        6,281,129
--------------------------------------------------------------------------------
            Total Mutual Funds (Cost -- $5,045,359) -- 0.6%            7,026,329
================================================================================

================================================================================
            Industry       Warrants (i)
================================================================================
Canada -- 0.0%
            Metals & Mining -- 0.0%
            Peak Gold Ltd. (expires 4/03/2012)          170,500          61,447
--------------------------------------------------------------------------------
            Total Warrants (Cost -- $34,869) -- 0.0%                     61,447
================================================================================

================================================================================
Fixed Income Securities
--------------------------------------------------------------------------------
                                                             Face
                           Corporate Bonds                 Amount
================================================================================
China -- 0.2%
            Automobiles -- 0.1%
            Brilliance China Finance Ltd.,
              0% due 6/07/2011 (c)(e)          USD        570,000        639,825
--------------------------------------------------------------------------------
            Food Products -- 0.1%
            Chaoda Modern Agriculture
              Holdings Ltd., 0%
              due 5/08/2011 (c)(e)             HKD      9,080,000     1,443,707
--------------------------------------------------------------------------------
            Industrial
            Conglomerates -- 0.0%
            Beijing Enterprises Investment
              Ltd., 0% due 12/21/2010 (c)(e)   USD        445,000        617,994
--------------------------------------------------------------------------------
            Total Corporate Bonds in China                             2,701,526
================================================================================
Hong Kong -- 0.0%
            Real Estate Management &
            Development -- 0.0%
            Hongkong Land CB 2005 Ltd.,
              2.75% due 12/21/2012 (c)                    200,000        260,250
--------------------------------------------------------------------------------
            Trading Companies &
            Distributors -- 0.0%
            Noble Group Ltd., 0.90%
              due 4/20/2009 (c)                            80,000        107,700
--------------------------------------------------------------------------------
            Total Corporate Bonds in Hong Kong                           367,950
================================================================================
India -- 0.7%
            Automobiles -- 0.2%
            Tata Motors Ltd., 1%
              due 4/27/2011 (c)                USD      1,945,000      2,372,803
--------------------------------------------------------------------------------
            Metals & Mining -- 0.0%
            Gujarat NRE Coke Ltd., 0%
              due 4/12/2011 (c)(e)                        100,000         97,000
--------------------------------------------------------------------------------
            Thrifts & Mortgage
            Finance -- 0.5%
            Housing Development Finance Corp.,
              0% due 9/27/2010 (c)(e)                   4,000,000      5,342,504
--------------------------------------------------------------------------------
            Total Corporate Bonds in India                             7,812,307
================================================================================
Malaysia -- 0.3%
            Diversified Financial
            Services -- 0.1%
            Feringghi Capital Ltd., 0%
              due 12/22/2009 (c)(e)                       600,000        681,000
--------------------------------------------------------------------------------
            Food Products -- 0.2%
            IOI Investment Bhd, 0%
              due 9/18/2009 (c)(e)                      1,040,000      2,585,700
--------------------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure -- 0.0%
            Berjaya Land Bhd, 8%
              due 8/15/2011 (c)                MYR        690,000        203,905
            Resorts World Bhd, 0%
              due 9/19/2008 (c)(e)                        420,000        151,731
                                                                   -------------
                                                                         355,636
--------------------------------------------------------------------------------
            Multi-Utilities -- 0.0%
            YTL Power Finance Cayman Ltd.,
              0% due 5/09/2010 (c)(e)          USD        200,000        228,000
--------------------------------------------------------------------------------
            Total Corporate Bonds in Malaysia                          3,850,336
================================================================================
Taiwan -- 0.0%
            Insurance -- 0.0%
            Shin Kong Financial Holding Co. Ltd.,
              0% due 6/17/2009 (c)(e)                      20,000         22,075
--------------------------------------------------------------------------------
            Total Corporate Bonds in Taiwan                               22,075
================================================================================
United States -- 0.5%
            Biotechnology -- 0.0%
            Cell Genesys, Inc., 3.125%
              due 11/01/2011 (c)                           90,000         76,725
            Nabi Biopharmaceuticals, 2.875%
              due 4/15/2025 (c)                            50,000         44,062
                                                                   -------------
                                                                         120,787
--------------------------------------------------------------------------------
            Commercial Banks -- 0.2%
            Preferred Term Securities XXV, Ltd.,
              0% due 6/22/2037 (a)                        600,000        601,800
            Preferred Term Securities XXIV, Ltd.,
              0% due 3/22/2037 (a)(f)                   1,200,000      1,179,600
                                                                   -------------
                                                                       1,781,400
--------------------------------------------------------------------------------
            Food Products -- 0.3%
            IOI Capital Bhd Series IOI, 0%
              due 12/18/2011 (c)(e)                     2,500,000      2,850,000
--------------------------------------------------------------------------------


20       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                          Face
Country     Industry       Corporate Bonds              Amount           Value
===============================================================================
United States (concluded)
            Oil, Gas & Consumable
            Fuels -- 0.0%
            McMoRan Exploration Co.,
              5.25% due 10/06/2011 (c)        USD      480,000    $     498,600
-------------------------------------------------------------------------------
            Total Corporate Bonds in the United States                5,250,787
===============================================================================
            Total Corporate Bonds
            (Cost -- $17,197,267) -- 1.7%                            20,004,981
===============================================================================

===============================================================================
                           Structured Notes
===============================================================================
Europe -- 1.3%
            Goldman Sachs & Co. (Dow Jones
              EURO STOXX 50(R) Index Linked
              Notes), due 6/20/2008 (a)(k)           7,060,000        7,615,763
            JPMorgan Chase & Co. (Dow Jones
              EURO STOXX 50(R) Index Linked
              Notes), due 6/17/2008 (a)(k)           7,060,000        7,606,444
-------------------------------------------------------------------------------
            Total Structured Notes in Europe                         15,222,207
===============================================================================
Japan -- 0.3%
            Goldman Sachs & Co. (TOPIX(R)
              Index Linked Notes),
              due 1/28/2008 (a)(j)                   4,000,000        3,682,860
-------------------------------------------------------------------------------
            Total Structured Notes in Japan                           3,682,860
===============================================================================
United States -- 1.9%
            GS Group, Inc.,
              due 10/19/2007 (a)(k)                  1,500,000        1,777,263
            JPMorgan Chase Bank,
              due 7/09/2008 (a)(k)                   1,710,000        1,836,444
            Morgan Stanley (Bear Market
              PLUS S&P 500 Index Linked
              Notes), Series F,
              due 7/07/2008 (a)(j)                   7,371,000        6,984,760
            UBS AG (Gold Linked Notes) (a)(k):
                due 4/23/2008                          520,000          593,447
                due 4/28/2008                        2,960,000        3,425,691
                due 5/27/2008                        1,720,000        1,876,537
                due 6/18/2008                        1,790,000        1,924,184
                due 6/19/2008                        1,810,000        1,949,692
                due 7/11/2008                        1,700,000        1,904,076
-------------------------------------------------------------------------------
            Total Structured Notes in the United States              22,272,094
===============================================================================
            Total Structured Notes
            (Cost -- $39,201,000) -- 3.5%                            41,177,161
===============================================================================
            Total Fixed Income Securities
            (Cost -- $56,398,267) -- 5.2%                            61,182,142
===============================================================================

===============================================================================
                                                    Beneficial
                           Short-Term Securities      Interest
===============================================================================
United States -- 2.8%
            BlackRock Liquidity Series,
              LLC Cash Sweep Series,
              5.26% (d)(g)                     USD  32,411,555       32,411,555
-------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $32,411,555) -- 2.8%                            32,411,555
===============================================================================

                                                     Number of
              Options Purchased                      Contracts         Value
===============================================================================
            Call Options Purchased
            The Gap, Inc., expiring January 2008
              at USD 22.5                                    103  $       3,090
            Newmont Mining Corp., expiring
              January 2008 at USD 55                         968         55,176
            Newmont Mining Corp., expiring
              June 2007 at USD 50                            960          9,600
                                                                  -------------
                                                                         67,866
-------------------------------------------------------------------------------
            Put Options Purchased
            Black & Decker Corp., expiring
              August 2007 at USD 75                        481           31,265
            iShares Russell 2000 Index Fund:
                expiring September 2007 at USD 75        3,955          787,045
                expiring September 2007 at USD 78        5,858        1,605,092
            JB Hunt Transport Services, Inc.,
              expiring August 2007 at USD 22.5             956           52,580
            Leggett & Platt, Inc., expiring
              September 2007 at USD 22.5                   966           67,620
            Masco Corp., expiring October 2007
              at USD 25                                    972           97,200
            Royal Caribbean Cruises Ltd., expiring
              September 2007 at USD 35                     963           67,410
            The Sherwin-Williams Co., expiring
              September 2007 at USD 60                     479          100,590
            Whirlpool Corp., expiring September 2007
              at USD 75                                    484           26,620
            Williams-Sonoma, Inc. expiring
              August 2007 at USD 32.5                      962           96,200
                                                                  -------------
                                                                      2,931,622
-------------------------------------------------------------------------------
            Total Options Purchased
            (Premiums Paid -- $4,320,356) -- 0.3%                     2,999,488
===============================================================================
            Total Investments
            (Cost -- $1,005,191,082) -- 99.9%                     1,172,802,297
===============================================================================

===============================================================================
                 Options Written
===============================================================================
           Call Options Written
            3Com Corp., expiring January 2008
              at USD 5                                   5,628         (140,700)
            Apple Computer, Inc., expiring
              January 2008 at USD 85                       610       (1,329,800)
            Bausch & Lomb, Inc., expiring
              January 2008 at USD 45                        35          (56,350)
            Burlington Northern Santa Fe Corp.:
                expiring January 2008 at USD 90            117          (94,770)
                expiring January 2008 at USD 95            295         (185,850)
            Ciena Corp., expiring January 2008
              at USD 30                                    301         (117,390)
            Comverse Technology, Inc.:
                expiring January 2008 at USD 17.5        2,504       (1,652,640)
                expiring January 2008 at USD 20             30          (13,200)
            eBay, Inc.:
                expiring January 2008 at USD 20             78         (117,780)
                expiring January 2008 at USD 25             72          (76,320)
            El Paso Corp., expiring January 2008
              at USD 15                                    571          (85,650)
            Foundation Coal Holdings, Inc., expiring
              September 2007 at USD 30                     227         (236,080)


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       21

Schedule of Investments (continued)     (in U.S. dollars)

                Number of
              Options Written                        Contracts         Value
===============================================================================
            Call Options Written (continued)
            Genesis Microchip, Inc.:
                expiring June 2007 at USD 10               314   $       (6,280)
                expiring September 2007 at USD 7.5         655         (111,350)
            Motorola, Inc.:
                expiring January 2008 at USD 17.5          161          (29,141)
                expiring January 2008 at USD 20            241          (20,485)
            Norfolk Southern Corp., expiring
              January 2008 at USD 50                       357         (282,030)
            Nortel Networks Corp., expiring
              January 2008 at USD 22.5                     788         (267,920)
            Novell, Inc., expiring January 2008
              at USD 7.5                                   298          (20,860)
            Panera Bread Co. Class A:
                expiring January 2008 at USD 50            312         (330,720)
                expiring January 2008 at USD 55            535         (363,800)
                expiring January 2008 at USD 60            374         (168,300)
            Peabody Energy Corp., expiring
              January 2008 at USD 40                       429         (510,510)
            Petroleo Brasileiro SA:
                expiring January 2008 at USD 105           196         (180,320)
                expiring January 2008 at USD 110           147         (104,370)

                                                     Number of
                 Options Written                     Contracts         Value
================================================================================
            Call Options Written (concluded)
            QUALCOMM, Inc., expiring
              January 2008 at USD 40                       947   $     (691,310)
            Smith International, Inc., expiring
              January 2008 at USD 40                       222         (324,120)
            Sprint Nextel Corp.:
                expiring January 2008 at USD 20            248         (53,320)
                expiring January 2008 at USD 22.5          251         (27,610)
            Suncor Energy, Inc., expiring
              January 2008 at USD 75                       242         (317,020)
            TIBCO Software, Inc., expiring
              January 2008 at USD 10                       963          (81,855)
-------------------------------------------------------------------------------
            Total Options Written
            (Premiums Received -- $6,761,672) -- (0.7%)              (7,997,851)
===============================================================================
            Total Investments, Net of Options Written
            (Cost -- $998,429,410*) -- 99.2%                      1,164,804,446

            Other Assets Less Liabilities -- 0.8%                     9,883,900
                                                                 --------------
            Net Assets -- 100.0%                                 $1,174,688,346
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................     $1,003,062,242
                                                                 ==============
      Gross unrealized appreciation ........................     $  175,592,636
      Gross unrealized depreciation ........................        (13,850,432)
                                                                 --------------
      Net unrealized appreciation ..........................     $  161,742,204
                                                                 ==============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c)   Convertible security.
(d)   Represents the current yield as of April 30, 2007.
(e)   Represents a zero coupon bond.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net            Interest
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                           $20,174,926         $385,091
      --------------------------------------------------------------------------

(h) All or a portion of security held as collateral in connection with open financial futures contracts.
(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(j) Security represents an index linked note. Value of the instrument is inversely derived from the price fluctuations in the underlying index.
(k) Security represents an index linked note. Value of the instrument is derived from the price fluctuations in the underlying index.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o     Forward foreign exchange contracts as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                    Settlement     Appreciation
      Foreign Currency Purchased                       Date       (Depreciation)
      --------------------------------------------------------------------------
      EUR             16,747,725                     May 2007       $  108,253
      INR              4,256,904                     May 2007               34
      JPY          1,947,853,998                     May 2007         (112,535)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts -- Net
      (USD Commitment -- $39,329,219)                               $   (4,248)
                                                                    ==========

o     Forward foreign exchange contracts as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                    Settlement      Unrealized
      Foreign Currency Sold                            Date        Depreciation
      --------------------------------------------------------------------------
      EUR                234,405                     May 2007         $(906)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts -- Net
      (USD Commitment -- $319,002)                                    $(906)
                                                                      =====


22       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Schedule of Investments (concluded)                            (in U.S. dollars)

o Financial futures contracts purchased as of April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
Number of                                Expiration     Face       Appreciation
Contracts      Issue         Exchange       Date        Value     (Depreciation)
--------------------------------------------------------------------------------
 12    Dax Index 25 Euro     Eurex
                           Deutschland   June 2007   $ 2,705,399     $  345,202
 13     FTSE 100 Index        LIFFE      June 2007     1,599,463         81,818
 22     Hang Seng Index     Hong Kong    May 2007      2,861,090        (35,295)
161     MSCI Singapore
            IX Ets          Singapore    May 2007      8,695,322         11,448
 22     OSA Nikkei 225        Osaka      June 2007     3,076,874        128,717
 17      S&P 500 Index       Chicago     June 2007     5,956,902        368,798
113    S&P TSE 60 Index     Montreal     June 2007    15,222,209        403,739
 56      SPI 200 Index       Sydney      June 2007     6,859,633        319,317
214    MSCI Taiwan Index    Singapore    May 2007      6,821,358       (131,718)
 90       TOPIX Index         Tokyo      June 2007    12,684,907        120,048
--------------------------------------------------------------------------------
Total Unrealized Appreciation -- Net                                 $1,612,074
                                                                     ===========


o Financial futures contracts purchased as of April 30, 2007 were as follows:

--------------------------------------------------------------------------------
Number of                                Expiration       Face       Unrealized
Contracts      Issue         Exchange       Date          Value     Depreciation
--------------------------------------------------------------------------------
   60         DJ Euro          Eurex        June
               Stoxx        Deutschland     2007        $3,549,818    $(4,543)
--------------------------------------------------------------------------------

o     Swap contracts outstanding as of April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                    Notional         Unrealized
                                                     Amount         Depreciation
--------------------------------------------------------------------------------
Bought credit default protection on
DaimlerChrysler NA Holding Corp. and
pay 0.53%
Broker, JPMorgan Chase
Expires June 2011                                  $160,000             $(1,873)
Bought credit default protection on
Carnival Corp. and pay 0.25%
Broker, JPMorgan Chase
Expires September 2011                             $310,000                (804)
Bought credit default protection on
Whirlpool Corp. and pay 0.48%
Broker, JPMorgan Chase
Expires September 2011                             $103,000                (484)
Bought credit default protection on
McDonald's Corp. and pay 0.16%
Broker, JPMorgan Chase
Expires September 2011                             $103,000                (180)
Bought credit default protection on
JC Penney Co., Inc. and pay 0.53%
Broker, JPMorgan Chase
Expires September 2011                             $103,000                (589)
--------------------------------------------------------------------------------
    Total                                                               $(3,930)
                                                                        ========

o     Currency Abbreviations:
      EUR     Euro
      HKD     Hong Kong Dollar
      INR     Indian Rupee
      JPY     Japanese Yen
      MYR     Malaysian Ringgit
      USD     U.S. Dollar

      See Notes to Financial Statements.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       23

Statement of Assets and Liabilities

As of April 30, 2007 (Unaudited)

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value
             (identified cost -- $968,459,171) ...............................................                      $ 1,137,391,254
           Investments in affiliated securities, at value
             (identified cost -- $32,411,555) ................................................                           32,411,555
           Options purchased, at value (premiums paid -- $4,320,356) .........................                            2,999,488
           Unrealized appreciation on forward foreign exchange contracts .....................                              108,287
           Foreign cash (cost -- $13,765,655) ................................................                           13,447,829
           Cash on deposit for financial futures contracts ...................................                                   75
           Receivables:
               Dividends .....................................................................    $     3,096,329
               Beneficial interest sold ......................................................          2,431,978
               Securities sold ...............................................................            548,999
               Interest ......................................................................             19,971         6,097,277
                                                                                                  ---------------
           Prepaid expenses and other assets .................................................                              103,060
                                                                                                                    ---------------
           Total assets ......................................................................                        1,192,558,825
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Options written, at value (premiums received -- $6,761,672) .......................                            7,997,851
           Unrealized depreciation on forward foreign exchange contracts .....................                              113,441
           Unrealized depreciation on swaps ..................................................                                3,930
           Deferred foreign capital gain tax .................................................                              451,647
           Bank overdraft ....................................................................                              292,335
           Payables:
               Securities purchased ..........................................................          4,382,022
               Beneficial interests redeemed .................................................          2,158,516
               Investment adviser ............................................................            760,017
               Variation margin ..............................................................            609,802
               Distributor ...................................................................            392,370
               Reorganization expense ........................................................            133,425
               Other affiliates ..............................................................              3,630
               Dividends and distributions ...................................................              1,742
               Swaps .........................................................................                356         8,441,880
                                                                                                  ---------------
           Accrued expenses and other liabilities ............................................                              569,395
                                                                                                                    ---------------
           Total liabilities .................................................................                           17,870,479
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets ........................................................................                      $ 1,174,688,346
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
           Institutional Shares of beneficial interest, $.10 par value, unlimited shares
             of beneficial interest authorized ..............................................                       $     2,116,764
           Investor A Shares of beneficial interest, $.10 par value, unlimited shares
             of beneficial interest authorized ..............................................                             4,315,825
           Investor B Shares of beneficial interest, $.10 par value, unlimited shares
             of beneficial interest authorized ..............................................                               678,191
           Investor C Shares of beneficial interest, $.10 par value, unlimited shares
             of beneficial interest authorized ..............................................                             1,924,440
           Class R Shares of beneficial interest, $.10 par value, unlimited shares
             of beneficial interest authorized ..............................................                                63,419
           Paid-in capital in excess of par ..................................................                        1,001,995,895
           Accumulated distributions in excess of investment income -- net ...................    $    (3,605,323)
           Accumulated realized capital losses -- net ........................................            (34,961)
           Unrealized appreciation -- net ....................................................        167,234,096
                                                                                                  ---------------
           Total accumulated earnings -- net .................................................                          163,593,812
                                                                                                                    ---------------
           Net Assets ........................................................................                      $ 1,174,688,346
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
           Institutional -- Based on net assets of $273,691,571 and 21,167,643 shares
             of beneficial interest outstanding ..............................................                      $         12.93
                                                                                                                    ===============
           Investor A -- Based on net assets of $557,597,654 and 43,158,252 shares
             of beneficial interest outstanding ..............................................                      $         12.92
                                                                                                                    ===============
           Investor B -- Based on net assets of $87,431,074 and 6,781,910 shares
             of beneficial interest outstanding ..............................................                      $         12.89
                                                                                                                    ===============
           Investor C -- Based on net assets of $247,785,114 and 19,244,397 shares
             of beneficial interest outstanding ..............................................                      $         12.88
                                                                                                                    ===============
           Class R -- Based on net assets of $8,182,933 and 634,186 shares
             of beneficial interest outstanding ..............................................                      $         12.90
                                                                                                                    ===============

      See Notes to Financial Statements.


24       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Dividends (net of $211,488 foreign withholding tax) ..............................                       $     3,568,747
           Interest (including $385,091 from affiliates) (net of $1,162 foreign
             withholding tax) ...............................................................                               374,006
                                                                                                                    ---------------
           Total income .....................................................................                             3,942,753
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees .........................................................    $     1,472,775
           Service and distribution fees -- Investor C ......................................            598,271
           Custodian fees ...................................................................            147,648
           Reorganization expenses ..........................................................            133,425
           Accounting services ..............................................................            106,018
           Service and distribution fees -- Investor B ......................................            105,242
           Service fees -- Investor A .......................................................             98,022
           Registration fees ................................................................             43,158
           Printing and shareholder reports .................................................             40,363
           Professional fees ................................................................             29,136
           Transfer agent fees -- Investor C ................................................             24,178
           Transfer agent fees -- Institutional .............................................             17,442
           Trustees' fees and expenses ......................................................             16,774
           Transfer agent fees -- Investor A ................................................             13,986
           Pricing fees .....................................................................              8,737
           Transfer agent fees -- Investor B ................................................              5,692
           Offering costs ...................................................................                699
           Service and distribution fees -- Class R .........................................                355
           Transfer agent fees -- Class R ...................................................                255
           Other ............................................................................             15,114
                                                                                                 ---------------
           Total expenses ...................................................................                             2,877,290
                                                                                                                    ---------------
           Investment income -- net .........................................................                             1,065,463
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain on:
               Investments -- net (including $10,340 foreign capital gain tax) ..............          5,118,368
               Financial futures contracts and swaps -- net .................................          2,329,528
               Options written -- net .......................................................            307,108
               Foreign currency transactions -- net .........................................              5,149          7,760,153
                                                                                                 ---------------
           Change in unrealized appreciation/depreciation on:
               Investments -- net (including $99,437 deferred foreign capital gain tax) .....         26,581,321
               Options written -- net .......................................................           (290,305)
               Financial futures contracts and swaps ........................................            661,466
               Foreign currency transactions -- net .........................................           (293,526)        26,658,956
                                                                                                 ----------------------------------
           Total realized and unrealized gain -- net ........................................                            34,419,109
                                                                                                                    ---------------
           Net Increase in Net Assets Resulting from Operations .............................                       $    35,484,572
                                                                                                                    ===============

      See Notes to Financial Statements.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       25

Statements of Changes in Net Assets

                                                                                                  For the Six
                                                                                                  Months Ended       For the Period
                                                                                                    April 30,         Nov. 4, 2005+
                                                                                                      2007           to October 31,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)            2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ........................................................    $     1,065,463     $     1,356,258
           Realized gain -- net ............................................................          7,760,153           5,489,768
           Change in unrealized appreciation/depreciation -- net ...........................         26,658,956          25,753,968
                                                                                                -----------------------------------
           Net increase in net assets resulting from operations ............................         35,484,572          32,599,994
                                                                                                -----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income -- net:
               Institutional ...............................................................         (1,865,895)            (48,822)
               Investor A ..................................................................           (866,790)            (64,464)
               Investor B ..................................................................            (60,745)            (16,793)
               Investor C ..................................................................           (512,648)            (64,924)
               Class R .....................................................................                (36)                 --
           Realized gain -- net:
               Institutional ...............................................................         (4,651,154)                 --
               Investor A ..................................................................         (2,532,893)                 --
               Investor B ..................................................................           (734,273)                 --
               Investor C ..................................................................         (4,337,173)                 --
               Class R .....................................................................               (340)                 --
                                                                                                -----------------------------------
           Net decrease in net assets resulting from dividends and distributions
             to shareholders ...............................................................        (15,561,947)           (195,003)
                                                                                                -----------------------------------
===================================================================================================================================
Beneficial Interests Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets derived from beneficial interests transactions .......        859,069,832         263,175,017
                                                                                                -----------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
           Redemption fees .................................................................                997              14,884
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase in net assets ....................................................        878,993,454         295,594,892
           Beginning of period .............................................................        295,694,892             100,000
                                                                                                -----------------------------------
           End of period* ..................................................................    $ 1,174,688,346     $   295,694,892
                                                                                                ===================================
               * Undistributed (accumulated distributions in excess of) investment
                   income -- net ...........................................................    $    (3,605,323)    $     1,476,620
                                                                                                ===================================

+     Commencement of operations.

      See Notes to Financial Statements.


26       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Financial Highlights

                                                                          Institutional                       Investor A
                                                                 -------------------------------   -------------------------------
                                                                    For the                          For the
                                                                   Six Months        For the        Six Months         For the
                                                                     Ended           Period           Ended            Period
The following per share data and ratios                             April 30,     Nov. 4, 2005+      April 30,       Nov. 4, 2005+
have been derived  from information                                   2007        to October 31,       2007         to October 31,
provided in the financial statements.                             (Unaudited)         2006          (Unaudited)          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................    $     12.03      $     10.00      $     12.00      $    10.00
                                                                 -------------------------------------------------------------------
Investment income -- net** ..................................            .06              .12              .03             .10
Realized and unrealized gain -- net*** ......................           1.48             1.93             1.50            1.92
                                                                 -------------------------------------------------------------------
Total from investment operations ............................           1.54             2.05             1.53            2.02
                                                                 -------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ................................           (.19)            (.02)            (.16)           (.02)
    Realized gain -- net ....................................           (.45)              --             (.45)             --
                                                                 -------------------------------------------------------------------
Total dividends and distributions ...........................           (.64)            (.02)            (.61)           (.02)
                                                                 -------------------------------------------------------------------
Net asset value, end of period ..............................    $     12.93      $     12.03      $     12.92      $    12.00
                                                                 ===================================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..........................          13.10%@          20.51%@****      12.96%@         20.21%@****
                                                                 ===================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding reorganization expenses .................           1.11%*           1.26%*           1.36%*          1.51%*
                                                                 ===================================================================
Expenses ....................................................           1.19%*           1.26%*           1.44%*          1.51%*
                                                                 ===================================================================
Investment income -- net ....................................           1.11%*           1.14%*            .81%*           .93%*
                                                                 ===================================================================

====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ....................    $   273,692      $   107,419      $   557,598      $   66,714
                                                                 ===================================================================
Portfolio turnover ..........................................          17.27%           37.53%           17.27%          37.53%
                                                                 ===================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes a redemption fee, which is less than $.01 per share.
**** In 2006, approximately +.03% of the Fund's total investment return consisted of a payment by the Manager in order to resolve a regulatory issue relating to an investment.
+     Commencement of operations.
++    Total investment return excludes the effects of any sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       27

                                                                          Investor B                         Investor C
                                                                 -------------------------------   -------------------------------
                                                                    For the                          For the
                                                                   Six Months        For the        Six Months         For the
                                                                     Ended           Period           Ended            Period
The following per share data and ratios                             April 30,     Nov. 4, 2005+      April 30,       Nov. 4, 2005+
have been derived  from information                                   2007        to October 31,       2007         to October 31,
provided in the financial statements.                             (Unaudited)         2006          (Unaudited)          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................   $     11.91      $     10.00      $     11.92      $    10.00
                                                                 -------------------------------------------------------------------
Investment income -- net** ...................................            --+++           .02               --+++          .02
Realized and unrealized gain -- net*** .......................          1.47             1.91             1.47            1.92
                                                                 -------------------------------------------------------------------
Total from investment operations .............................          1.47             1.93             1.47            1.94
                                                                 -------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .................................          (.04)            (.02)            (.06)           (.02)
    Realized gain -- net .....................................          (.45)              --             (.45)             --
                                                                 -------------------------------------------------------------------
Total dividends and distributions ............................          (.49)            (.02)            (.51)           (.02)
                                                                 -------------------------------------------------------------------
Net asset value, end of period ...............................   $     12.89      $     11.91      $     12.88      $    11.92
                                                                 ===================================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................         12.51%@          19.31%@****      12.50%@         19.41%@****
                                                                 ===================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding reorganization expenses ..................          2.14%*           2.27%*           2.13%*          2.27%*
                                                                 ===================================================================
Expenses .....................................................          2.22%*           2.27%*           2.20%*          2.27%*
                                                                 ===================================================================
Investment income -- net .....................................           .04%*            .18%*            .07%*           .16%*
                                                                 ===================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .....................   $    87,431      $    18,395      $   247,785      $  103,167
                                                                 ===================================================================
Portfolio turnover ...........................................         17.27%           37.53%           17.27%          37.53%
                                                                 ===================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes a redemption fee, which is less than $.01 per share.
**** In 2006, approximately +.03% of the Fund's total investment return consisted of a payment by the Manager in order to resolve a regulatory issue relating to an investment.
+     Commencement of operations.
++    Total investment return excludes the effects of sales charges.
+++   Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


28       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Financial Highlights (concluded)

                                                                                          Class R
                                                                                        ------------
                                                                                          For the
                                                                                          Period
                                                                                       March 1, 2007+
                                                                                        to April 30,
The following per share data and ratios have been derived                                  2007
from information provided in the financial statements.                                  (Unaudited)
======================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period ....................................      $      12.41
                                                                                          ------------
           Investment income -- net** ..............................................                --++
           Realized and unrealized gain -- net*** ..................................               .72
                                                                                          ------------
           Total from investment operations ........................................               .72
                                                                                          ------------
           Less dividends and distributions:
               Investment income -- net ............................................              (.02)
               Realized gain -- net ................................................              (.21)
                                                                                          ------------
           Total dividends and distributions .......................................              (.23)
                                                                                          ------------
           Net asset value, end of period ..........................................      $      12.90
                                                                                          ============
======================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------
           Based on net asset value per share ......................................              5.81%@
                                                                                          ============
======================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------
           Expenses, excluding reorganization expenses .............................              1.82%*
                                                                                          ============
           Expenses ................................................................              1.85%*
                                                                                          ============
           Investment income -- net ................................................               .47%*
                                                                                          ============
======================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) ................................      $      8,183
                                                                                          ============
               Portfolio turnover ..................................................             17.27%
                                                                                          ============

*     Annualized.
**    Based on average shares outstanding.
***   Includes a redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       29

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Global Dynamic Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares commenced operations on March 1, 2007 and are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by each Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of


30       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007
the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily (based on dealer supplied valuations) and changes in value are recorded as unrealized appreciation


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       31

      (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs -- Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Fund.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft which resulted from a failed trade that settled the next day.

(j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


32       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .85%, on an annual basis, of the average daily value of the Fund's net assets. Effective April 30, 2007, the Manager entered into a new Investment Advisory Agreement with the Fund pursuant to which the Manager will receive a monthly fee at the annual rate of .80% of the Fund's average daily net assets. Also effective April 30, 2007, the Manager has agreed to contractually waive and/or reimburse Fund fees or expenses until April 30, 2009 so that the net operating expense ratio of the Fund, as a percentage of average daily net assets, will be no greater than 1.04% for Institutional Shares, 1.29% for Investor A Shares, 2.06% for Investor B Shares, 2.06% for Investor C Shares, and 1.54% for Class R Shares. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Service       Distribution
                                                        Fee             Fee
--------------------------------------------------------------------------------
Investor A .....................................       .25%              --
Investor B .....................................       .25%             .75%
Investor C .....................................       .25%             .75%
Class R ........................................       .25%             .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, brokerdealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                 FAMD         MLPF&S         BDI
--------------------------------------------------------------------------------
Investor A ................................    $14,876       $186,214       $110
--------------------------------------------------------------------------------

For the six months ended April 30, 2007, MLPF&S received contingent deferred sales charges of $21,154 and $10,392 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,547 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended April 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       33

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ....................................................    $316
Investor A .......................................................    $449
Investor B .......................................................    $132
Investor C .......................................................    $679
Class R ..........................................................    $ 10
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM, may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $29,612 in commissions on the execution of portfolio security transactions for the Fund for six months ended April 30, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

For the six months ended April 30, 2007, the Fund reimbursed the Manager $5,635 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007, were $119,674,841 and $72,277,981, respectively.

Transactions in call options written for the six months ended April 30, 2007 were as follows:

-------------------------------------------------------------------------------
                                                      Number of      Premiums
                                                      Contracts      Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ......................            6,084
Options written ............................           16,144         6,268,798
Options exercised ..........................           (1,455)         (398,221)
Options expired
Options closed .............................           (1,105)         (543,124)
                                                   ----------------------------
Outstanding call options written,
  end of period ............................           18,148     $   6,761,672
                                                   ============================

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $859,069,832 for the six months ended April 30, 2007 and $263,175,017 for the period November 4, 2005 to October 31, 2006.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six                                      Dollar
Months Ended April 30, 2007                           Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        3,336,449     $  41,697,753
Shares issued resulting from
  reorganization ...........................        9,154,204       119,139,221
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................          418,598         5,260,826
                                                   ----------------------------
Total issued ...............................       12,909,251       166,097,800
Shares redeemed ............................         (668,296)       (8,314,911)
                                                   ----------------------------
Net increase ...............................       12,240,955     $ 157,782,889
                                                   ============================

-------------------------------------------------------------------------------
Institutional Shares for the Period                                   Dollar
Nov. 4, 2005+ to Oct. 31, 2006                        Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        9,718,591     $ 105,011,388
Shares issued to shareholders in
  reinvestment of dividends ................            4,279            44,541
                                                   ----------------------------
Total issued ...............................        9,722,870       105,055,929
Shares redeemed ............................         (798,682)       (8,895,400)
                                                   ----------------------------
Net increase ...............................        8,924,188     $  96,160,529
                                                   ============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 Institutional Shares to FAM for $25,000.

-------------------------------------------------------------------------------
Investor A Shares for the Six                                         Dollar
Months Ended April 30, 2007                           Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,042,318     $  13,120,909
Shares issued resulting from
  reorganization ...........................       37,429,400       486,769,349
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................          244,828         3,065,430
                                                   ----------------------------
Total issued ...............................       38,716,546       502,955,688
Shares redeemed ............................       (1,116,229)      (14,062,616)
                                                   ----------------------------
Net increase ...............................       37,600,317     $ 488,893,072
                                                   ============================

-------------------------------------------------------------------------------
Investor A Shares for the Period                                      Dollar
Nov. 4, 2005+ to Oct. 31, 2006                        Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        6,540,964     $  68,913,138
Shares issued to shareholders in
  reinvestment of dividends ................            5,477            57,011
                                                   ----------------------------
Total issued ...............................        6,546,441        68,970,149
Shares redeemed ............................         (991,006)      (10,951,407)
                                                   ----------------------------
Net increase ...............................        5,555,435     $  58,018,742
                                                   ============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 Investor A Shares to FAM for $25,000.


34       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor B Shares for the Six                                         Dollar
Months Ended April 30, 2007                           Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          272,821     $   3,399,080
Shares issued resulting from
  reorganization ...........................        5,067,946        65,770,280
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           56,178           704,942
                                                   ----------------------------
Total issued ...............................        5,396,945        69,874,302
Shares redeemed ............................         (159,088)       (1,971,669)
                                                   ----------------------------
Net increase ...............................        5,237,857     $  67,902,633
                                                   ============================

-------------------------------------------------------------------------------
Investor B Shares for the Period                                      Dollar
Nov. 4, 2005+ to Oct. 31, 2006                        Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,820,428     $  19,213,369
Shares issued to shareholders in
  reinvestment of dividends ................            1,370            14,251
                                                   ----------------------------
Total issued ...............................        1,821,798        19,227,620
Shares redeemed ............................         (280,245)       (3,168,311)
                                                   ----------------------------
Net increase ...............................        1,541,553     $  16,059,309
                                                   ============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 Investor B Shares to FAM for $25,000.

-------------------------------------------------------------------------------
Investor C Shares for the Six                                         Dollar
Months Ended April 30, 2007                           Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,148,925     $  26,774,247
Shares issued resulting from
  reorganization ...........................        8,648,551       112,097,330
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................          355,065         4,454,121
                                                   ----------------------------
Total issued ...............................       11,152,541       143,325,698
Shares redeemed ............................         (566,252)       (7,070,720)
                                                   ----------------------------
Net increase ...............................       10,586,289     $ 136,254,978
                                                   ============================

-------------------------------------------------------------------------------
Investor C Shares for the Period                                      Dollar
Nov. 4, 2005+ to Oct. 31, 2006                        Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................        9,288,328     $  99,958,030
Shares issued to shareholders in
  reinvestment of dividends ................            5,454            56,719
                                                   ----------------------------
Total issued ...............................        9,293,782       100,014,749
Shares redeemed ............................         (638,174)       (7,078,312)
                                                   ----------------------------
Net increase ...............................        8,655,608     $  92,936,437
                                                   ============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 Investor C Shares to FAM for $25,000.

-------------------------------------------------------------------------------
Class R Shares for the Period                                         Dollar
March 1, 2007+ to April 30, 2007                      Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................            2,643     $      33,469
Shares issued resulting from
  reorganization ...........................          632,574         8,216,249
                                                   ----------------------------
Total issued ...............................          635,217         8,249,718
Shares redeemed ............................           (1,031)          (13,458)
                                                   ----------------------------
Net increase ...............................          634,186     $   8,236,260
                                                   ============================

+     Commencement of operations.

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2007.

6. Acquisition of BlackRock Global Value Fund, Inc.:

On April 30, 2007, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Global Value Fund, Inc. ("Global Value"), pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 50,914,832 shares of common stock of Global Value for 60,932,675 shares of beneficial interest of the Fund. Global Value's net assets on that date of $791,992,429, including $2,841,292 of distributions in excess of net investment income, $933,034 of distributions in excess of net realized gains and $114,821,172 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,181,336,081.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       35

Officers and Trustees

Robert C. Doll, Jr., Fund President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Donald C. Burke, Vice President and Treasurer
Dennis W. Stattman, Vice President and Senior Portfolio Manager
Dan Chamby, Vice President and Associate Portfolio Manager
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee of BlackRock Global Dynamic Equity Fund. The Fund's Board of Trustees wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------


36       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       37

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


38       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              APRIL 30, 2007       39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock Global Dynamic Equity Fund
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                       #GDE-4/07

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Dynamic Equity Fund

By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Dynamic Equity Fund

Date: June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Dynamic Equity Fund

Date: June 19, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Global Dynamic Equity Fund

Date: June 19, 2007